UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

                        Templeton Global Investment Trust
               (Exact name of registrant as specified in charter)

         500 East Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394-3091
               (Address of principal executive offices) (Zip code)

           Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: (954) 527-7500
                                                             --------------

Date of fiscal year end: 3/31
                        ------
Date of reporting period:  9/30/07
                          --------
Item 1. Reports to Stockholders.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

                                                    A series of Templeton Global
                                                    Investment Trust

--------------------------------------------------------------------------------
     SEMIANNUAL REPORT AND SHAREHOLDER LETTER                INCOME
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                     TEMPLETON INCOME FUND

                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        Franklin o TEMPLETON o Mutual Series

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Income Fund .....................................................    3

Performance Summary .......................................................   12

Your Fund's Expenses ......................................................   15

Financial Highlights and Statement of Investments .........................   17

Financial Statements ......................................................   34

Notes to Financial Statements .............................................   38

Shareholder Information ...................................................   49

--------------------------------------------------------------------------------
Semiannual Report

Templeton Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Income Fund seeks to generate current income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund will invest in debt and equity securities worldwide. The Fund's equity component will generally be composed of dividend-yielding stocks on Templeton's approved list. The Fund's global fixed income component will primarily consist of developed and developing country government and agency bonds and investment grade and below investment grade corporate and emerging market debt securities.

--------------------------------------------------------------------------------

ASSET ALLOCATION
Based on Total Net Assets as of 9/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Equity ......................................   57.1%
Fixed Income ................................   29.6%
Short-Term Investments & Other Net Assets ...   13.3%

--------------------------------------------------------------------------------

We are pleased to bring you Templeton Income Fund's semiannual report for the period ended September 30, 2007.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                                                           Semiannual Report | 3

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Templeton Income Fund - Class A posted a +7.84% cumulative total return for the six months ended September 30, 2007. The Fund performed comparably to its hybrid benchmark, an equally weighted combination of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the Lehman Brothers (LB) Multiverse Index, which posted a +7.91% cumulative total return for the same period. 1 You can find more of the Fund's performance data in the Performance Summary beginning on page 12.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices and a deteriorating U.S. housing sector that negatively affected U.S. economic growth, the global economy remained resilient throughout the six-month reporting period. Consumer and corporate demand strength, particularly in developing economies, reasonably low inflation, generally favorable labor markets, and moderate, though higher, global interest rates have supported the economic recovery, which began in 2002.

These factors also contributed to the strength of global equity markets during the six months under review. In addition, narrow corporate credit spreads and strong cash flows from the corporate sector in the world's capital markets contributed to record-breaking global merger and acquisition activity early in the reporting period. In particular, the private equity industry, which has grown substantially in recent years, played a pivotal role in a number of large and high profile acquisitions.

However, concerns about slower growth and declining asset quality surfaced during the first quarter of 2007. These were initially centered on the U.S. sub-prime mortgage market but spread in August 2007 to global capital markets. In particular, the difficulties of assessing risk and the value of collateral in the structured finance industry contributed to a decline in risk appetite among both lenders and investors. The private equity industry, which is reliant on the availability of cheap credit, was particularly affected, and deal activity slowed toward the end of the period.

1. Source: Standard & Poor's Micropal. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The LB Multiverse Index provides a broad-based measure of the international fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index. The indexes are unmanaged and include reinvestment of any income or distributions. The Fund's benchmark is currently weighted 50% for the MSCI AC World Index and 50% for the LB Multiverse Index and is rebalanced monthly. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


4 | Semiannual Report

Accommodative actions by several central banks, including the U.S. Federal Reserve Board's (Fed's) larger-than-expected interest rate cut of half a percent, helped restore investor confidence. Most global equity markets ended the six-month period with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached six-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the period.

Global bond markets strengthened over the period, and the LB Multiverse Index posted a +4.52% total return for the period under review. 2 Although U.S. economic growth slowed over the period, global growth remained strong and was led by Asia. For example, China's gross domestic product (GDP) growth accelerated to an annualized 11.9% rate in second quarter 2007, while U.S. GDP growth slowed to an annualized 1.9% rate. 3 Additionally, European economic growth rates remained fairly strong. Several central banks outside the U.S. responded to building inflationary pressures stemming from the strong growth environment, tightening labor markets and high commodity prices by increasing interest rates. The Fed, however, reduced interest rates after subprime mortgage problems spilled over into credit and money markets, posing a risk to future economic growth. The narrowing interest rate advantage in the U.S. (U.S. short-term interest rates of 4.75%, compared with 4.00% in the eurozone and 0.50% in Japan), coupled with the large financing requirement of the U.S. current account deficit, at 5.5% of GDP, increased downward pressure on the U.S. dollar. 4 As a result, the U.S. dollar depreciated 7.63% against its major trading partners during the six months ended September 30, 2007. 5

INVESTMENT STRATEGY

We search for undervalued or out-of-favor debt and equity securities and equity securities offering current income. When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund's portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company's experience and managerial strength; responsiveness to change in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects. We may hedge currencies for fixed income securities, depending on valuations.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 9/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.K.                                            14.7%
U.S.                                            12.3%
Brazil                                           6.2%
Italy                                            4.6%
France                                           4.4%
Indonesia                                        3.6%
Hong Kong                                        3.4%
Sweden                                           3.2%
Mexico                                           3.2%
Netherlands                                      3.1%
Germany                                          2.9%
Malaysia                                         2.6%
Taiwan                                           2.4%
Japan                                            2.3%
Other Countries                                 17.8%
Short-Term Investments & Other Net Assets       13.3%

2. Source: Standard & Poor's Micropal. See footnote 1 for a description of the LB Multiverse Index.

3. Sources: National Bureau of Statistics, China; U.S. Bureau of Economic Analysis.

4. Source: U.S. Bureau of Economic Analysis.

5. Source: Exshare via Compustat.


                                                           Semiannual Report | 5

TOP 5 EQUITY HOLDINGS
9/30/07
--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Vodafone Group PLC                                                         1.9%
   WIRELESS TELECOMMUNICATION
   SERVICES, U.K.
--------------------------------------------------------------------------------
ING Groep NV                                                               1.8%
   CAPITAL MARKETS, NETHERLANDS
--------------------------------------------------------------------------------
UniCredito Italiano SpA                                                    1.8%
   COMMERCIAL BANKS, ITALY
--------------------------------------------------------------------------------
HSBC Holdings PLC                                                          1.8%
   COMMERCIAL BANKS, U.K.
--------------------------------------------------------------------------------
Old Mutual PLC                                                             1.7%
   INSURANCE, U.K.
--------------------------------------------------------------------------------

When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company's long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company's price/ earnings ratio, price/earnings flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

MANAGER'S DISCUSSION

EQUITY

During the past six months, global capital markets experienced three distinct momentum changes, with liquidity and continued global economic growth ultimately sustaining the tide of investor enthusiasm. Equities generally advanced from the beginning of the period through July supported by strong corporate earnings. Subsequently, global markets retreated due to subprime mortgage problems and concerns about U.S. economic growth prospects. In late August, markets recovered, supported by many central banks' monetary policies, credit support by financial institutions, and sustained positive corporate fundamentals, which seemed to restore investor confidence. Emerging markets, led by China and India, continued their rise as growth expectations seemed to outweigh debate about whether these markets could sustain such rapid growth in conjunction with a U.S.-led economic slowdown.

In this volatile market environment, consistent growth, balance sheet quality, defensive cash positions and reliable dividend yields were attractive corporate characteristics and typical of the equity securities we seek for the Fund. Although the Fund's equity holdings did not capture all of the equity market's gains during the past six months, we believe their characteristics helped limit downside risk, and they ended the period with strong absolute returns.

All but one of the Fund's equity sectors delivered positive absolute results, with the majority posting double-digit gains over the six-month reporting period. The telecommunication services sector provided the strongest contribution to the Fund's equity return, and the information technology sector also performed well. 6 These sectors were among the highest performers during the late 1990s' stock market boom, but were largely abandoned when the TMT (technology,

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The information technology sector comprises computers and peripherals, electronic equipment and instruments, IT services and software in the SOI.


6 | Semiannual Report
media, telecommunications) bubble burst in 2000. For telecommunications firms in particular the stock slide seemed to underestimate consumers' appetites for cellular telephone service, broadband and other new technologies, as well as the sustainability of strong free cash flow generation despite highly competitive pricing. As such companies became increasingly valued during the past quarter's credit squeeze, telecommunication stocks performed well and represented four of the Fund's top 10 equity contributors to return. In spite of this strong performance, during the period we added to what we believed were compellingly valued wireless telecommunication companies in Europe, Asia and Africa.

The consumer discretionary sector was the biggest detractor from the Fund's equity performance during the six months under review, and the financials sector also struggled. 7 These sectors accounted for nine of the 10 largest detractors from performance during the period. In the consumer discretionary sector, rising household debt costs, declining home prices and high oil prices threatened to sideline consumers and led to pessimism by many analysts about the sector's outlook. However, high employment and household asset growth generally supported consumers in developed countries, and a large consumer class has been emerging in many developing countries in recent years. Kingfisher, a U.K.-based home improvement retailer, represented an opportunity for us to attempt to capitalize on investor pessimism. Although hindered by weak cyclical discretionary spending in the U.K., where the company has a leading market share in do-it-yourself retailing, Kingfisher maintained, but seemed to get no credit for, aggressive growth and increasingly profitable businesses in emerging markets. It also has leading market share in France, significant underlying property values, and more than a 6% dividend yield at period-end.

In the financials sector, many companies were affected by the market's recent turmoil and were discounted because of their responsibility for and exposure to credit market instability and risky securitization schemes, such as collateralized debt obligations (CDOs). However, amid the credit market's volatility, we identified and purchased shares of companies we believed were well capitalized and not overly exposed to CDOs, had the capital to finance acquisitions and other compelling investments, and were returning excess cash to shareholders in the form of dividends. Although the sector recently experienced heightened volatility, the Fund's financial holdings overall finished the period with positive absolute performance.

7. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; leisure equipment and products; media; specialty retail; and textiles, apparel and luxury goods in the SOI. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.


                                                           Semiannual Report | 7

From a geographic perspective, all regions delivered positive absolute returns, with the exception of the Middle East and Africa, where our South African allocation declined in value due largely to economic pressure on consumers. Asia performed well, with our holdings in Singapore and Japan among the region's best performers. In Japan, we struggled to find compelling investments, especially those with attractive dividend yields; therefore, our overall equity investment there remained fairly small. We also had difficulty in the U.S. due to a lack of companies that returned ample capital to shareholders via dividends. This was not the case in Europe, where we found investment opportunities among income-generating stocks. During the reporting period, the Fund's significant European exposure generated positive results and helped absolute performance.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance (equity portion) was positively affected by the portfolio's investment predominantly in equity securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the reporting period, we found some investment opportunities among beaten down consumer discretionary stocks. For example, we initiated a position in Vivendi, a French media conglomerate, which had a strong balance sheet, high free cash flow and paid a 4% dividend at period-end. After suffering the worst loss ever by a French corporation in 2002, Vivendi has rebounded led by strong performance from its telecommunications investments. In addition, management has refocused on increasing shareholder value, illustrated by its selling a number of loss-generating assets. We found the company's conglomerate structure and strong balance sheet attractive, and we believed the stock offered significant appreciation potential. We also initiated a position in the U.K.'s Yell Group, a leading publisher of yellow page directories in the U.K., U.S., Spain and Latin America. Increased competition in the U.S. pressured the stock and led the company's management to overhaul its marketing initiatives and prioritize long-term growth. Upcoming regulatory changes in the U.K. could further enhance the company's business opportunities, profitability and sustainable cash flow generation. At period-end, Yell Group's shares had a 3.8% dividend yield.


8 | Semiannual Report

Consistent with our strategy for the equity portion of the Fund's portfolio, we search for companies that offer, or intend to offer, significant and sustainable dividend yields. Companies can return capital to shareholders in the form of dividends or share buybacks, and studies have indicated that, over the long term, dividend-paying stocks tend to outperform stocks that do not pay dividends. During the period, we found investment opportunities among large, cash-generating firms with global exposure. The balance sheet strength of such companies may help protect against a U.S.-led economic slowdown, while their global diversification provides exposure to economic growth trends in other regions. In our analysis, the demographic surge in investors planning for retirement, as well as the presence of activist shareholders, has made the return of capital to shareholders an important consideration in many corporate board-rooms. Given these conditions, in addition to the balance sheet strength of many of our holdings at period-end, we believed the environment was promising for income-oriented investors.

FIXED INCOME

International bond yields were relatively volatile over the period. Global yields rose early in the period on inflation concerns and later fell as global liquidity conditions tightened and expectations built for the Fed to begin easing monetary policy. The 10-year U.S. Treasury yield declined 6 basis points during the period from 4.65% to 4.59%. The Fund's lack of exposure to the U.S. Treasury market hindered performance relative to the LB Multiverse Index.

During the reporting period, we found what we believed was better value outside the U.S. Treasury market and maintained diversified currency exposure among non-U.S. currencies. We also found opportunities in the fixed income portion of the Fund's portfolio to benefit from interest rate easing. In particular, the Fund benefited from exposure to Brazil and Indonesia where policy authorities reduced interest rates 150 and 75 basis points, respectively. Lower interest rates supported strong bond markets, and Brazil's bond market rose +5.70% in local currency terms as measured by the J.P. Morgan Global Bond Index-Emerging Markets (JPM GBI-EM), while Indonesia's increased +6.52% in local currency terms as measured by the HSBC Asian Local Bond Index (ALBI). 8 These returns helped offset lagging bond returns in Poland and Mexico where long-term yields edged higher. In addition, the Fund's global bond portfolio benefited from its short duration positioning in developed European government bond markets, where interest rate tightening was more aggressive during the period. For example, the European Central Bank raised

TOP 5 BOND HOLDINGS
9/30/07
--------------------------------------------------------------------------------
                                                                     % OF TOTAL
ISSUER                                                               NET ASSETS
--------------------------------------------------------------------------------
Nota Do Tesouro Nacional (Brazil)                                          5.6%
--------------------------------------------------------------------------------
Government of Indonesia                                                    3.6%
--------------------------------------------------------------------------------
Government of Sweden                                                       3.2%
--------------------------------------------------------------------------------
Government of Mexico                                                       2.9%
--------------------------------------------------------------------------------
Government of Malaysia                                                     2.6%
--------------------------------------------------------------------------------

8. Sources: J.P. Morgan; HSBC. The JPM GBI-EM tracks local returns for liquid fixed-rate, domestic currency emerging market government bonds. Local bond market returns are from country subindexes of the JPM GBI-EM. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country subindexes of the HSBC ALBI.


                                                           Semiannual Report | 9
interest rates 25 basis points before pausing amid market volatility. Long-term yields in Germany rose 29 basis points to 4.32%. 9 Elsewhere in Europe, policymakers in Norway increased rates 100 basis points and Sweden 50 basis points as domestic growth conditions remained strong and employment growth generated concerns about rising wage pressures. Long-term bond yields rose 37 basis points in Norway and 39 basis points in Sweden.

The Fund's fixed income portion was overweighted in global government bonds relative to the LB Multiverse Index and underweighted in U.S. Treasury and agency securities. We were also relatively underweighted in corporate debt largely due to what we believed were unattractive valuations. However, we found some opportunities toward period-end to add exposure to companies with what we believed were strong fundamentals where market volatility pushed credit yields higher.

Although global growth supported U.S. exports, the U.S. trade imbalance remained large, particularly against Asia, and the annual bilateral deficit widened by $1.3 billion to $370 billion. 4 Asian central banks continued to accumulate foreign exchange reserves amid trade and current account surpluses. For example, China's foreign exchange reserves rose $232 billion to $1.4 trillion over the period. 10 Similarly, high oil prices supported substantial reserve accumulation in oil-exporting countries. Mounting downward pressure on the U.S. dollar prompted investor concerns that large holders of foreign reserves would diversify the currency composition of their foreign exchange holdings away from the U.S. dollar.

During the period, the U.S. dollar fell 7.63% against its major trading partners, and European currencies bore the larger portion of the U.S. dollar adjustment compared with Asian currencies. 5 The euro rose to a record high against the U.S. dollar, appreciating 6.84% over the six-month period.5 Despite the euro's appreciation, the Fund's fixed income portfolio benefited from its larger allocation to non-euro European currencies. For example, the Norwegian krone appreciated 12.58% against the U.S. dollar, the Polish zloty 9.41% and the Swedish krona 8.46%. 5 Among the Fund's Asian currencies, the Indian rupee showed strength, rising 9.08% against the U.S. dollar. 5 Other Asian currency positions lagged but also rose against the U.S. dollar. For example, the South Korean won appreciated 2.78%, the Japanese yen 2.59% and the Malaysian ringgit 1.47%. 5 Although the Canadian economy has significant trade links to the U.S., investment in its natural resources sector and continued labor market strength supported strong internal growth trends

9. Source: Deutsche Bundes Bank.

10. Source: The People's Bank of China.


10 | Semiannual Report
while the U.S. economy weakened. As a result, the Bank of Canada increased interest rates, and the Canadian dollar appreciated 16.10% against the U.S. dollar. 5 Latin America also benefited from strong commodity prices. In particular, Brazil generated a current account surplus accompanied by rising foreign direct investment. In addition, high yields and prudent economic policies supported the country's currency during the period. As a result, the Fund's fixed income portfolio benefited from exposure to the Brazilian real, which appreciated 11.20% against the U.S. dollar. 5

Thank you for your continued participation in Templeton Income Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]   /s/ Lisa F. Myers

                  Lisa F. Myers, J.D., CFA

[PHOTO OMITTED]   /s/ Michael Hasenstab

                  Michael Hasenstab, Ph.D.

                  Murdo Murchison, CFA

                  Portfolio Management Team
                  Templeton Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 11

Performance Summary as of 9/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TINCX)                          CHANGE    9/30/07    3/31/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.15    $  3.17    $  3.02
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.0773
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0027
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0052
--------------------------------------------------------------------------------
   TOTAL                            $0.0852
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TCINX)                          CHANGE    9/30/07    3/31/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.15    $  3.17    $  3.02
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.0717
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0027
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0052
--------------------------------------------------------------------------------
   TOTAL                            $0.0796
--------------------------------------------------------------------------------
CLASS R (SYMBOL: N/A)                            CHANGE    9/30/07    3/31/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.16    $  3.18    $  3.02
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.0743
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0027
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0052
--------------------------------------------------------------------------------
   TOTAL                            $0.0822
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                      CHANGE    9/30/07    3/31/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.15    $  3.18    $  3.03
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.0808
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0027
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0052
--------------------------------------------------------------------------------
   TOTAL                            $0.0887
--------------------------------------------------------------------------------


12 | Semiannual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                                   6-MONTH     1-YEAR    INCEPTION (7/1/05)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +7.84%    +19.43%          +38.42%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +3.39%    +14.47%          +13.36%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                            $10,339    $11,447          $13,259
--------------------------------------------------------------------------------------------------
   Distribution Rate 5                          3.92%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  2.81%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
--------------------------------------------------------------------------------------------------
      Without Waiver                            1.37%
--------------------------------------------------------------------------------------------------
      With Waiver                               1.20%
--------------------------------------------------------------------------------------------------
CLASS C                                                   6-MONTH     1-YEAR    INCEPTION (7/1/05)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +7.66%    +19.03%          +37.47%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +6.66%    +18.03%          +15.20%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                            $10,666    $11,803          $13,747
--------------------------------------------------------------------------------------------------
   Distribution Rate 5                          3.72%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  2.54%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
--------------------------------------------------------------------------------------------------
      Without Waiver                            1.77%
--------------------------------------------------------------------------------------------------
      With Waiver                               1.60%
--------------------------------------------------------------------------------------------------
CLASS R                                                   6-MONTH     1-YEAR    INCEPTION (7/1/05)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +7.74%    +19.07%          +37.56%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +7.74%    +19.07%          +15.23%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                            $10,774    $11,907          $13,756
--------------------------------------------------------------------------------------------------
   Distribution Rate 5                          3.94%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  2.69%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
--------------------------------------------------------------------------------------------------
      Without Waiver                            1.62%
--------------------------------------------------------------------------------------------------
      With Waiver                               1.45%
--------------------------------------------------------------------------------------------------
ADVISOR CLASS                                             6-MONTH     1-YEAR    INCEPTION (7/1/05)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +7.94%    +19.62%          +39.46%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +7.94%    +19.62%          +15.94%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                            $10,794    $11,962          $13,946
--------------------------------------------------------------------------------------------------
   Distribution Rate 5                          4.30%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.17%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
--------------------------------------------------------------------------------------------------
      Without Waiver                            1.12%
--------------------------------------------------------------------------------------------------
      With Waiver                               0.95%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER, SUBADVISOR AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 7/31/08.


                                                          Semiannual Report | 13

ENDNOTES

THE RISKS OF INVESTING IN FOREIGN DEBT AND EQUITY SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL AND ECONOMIC UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. If the manager, subadvisor and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.82%, 2.56%, 2.71% and 3.18% for Classes A, C, R and Advisor, respectively.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Distribution rate is based on the respective class's most recent quarterly dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 9/30/07.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.


14 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 * $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                                VALUE 4/1/07          VALUE 9/30/07        PERIOD* 4/1/07-9/30/07
--------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000               $1,078.40                   $6.24
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000               $1,019.00                   $6.06
--------------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000               $1,076.60                   $8.31
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000               $1,017.00                   $8.07
--------------------------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000               $1,077.40                   $7.53
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000               $1,017.75                   $7.31
--------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000               $1,079.40                   $4.94
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000               $1,020.25                   $4.80
--------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.20%; C: 1.60%; R: 1.45%; and
Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


16 | Semiannual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON INCOME FUND

                                                           ----------------------------------------------
                                                            SIX MONTHS ENDED
                                                           SEPTEMBER 30, 2007    YEAR ENDED MARCH 31,
                                                               (UNAUDITED)         2007        2006 g
                                                           ----------------------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $   3.02         $   2.67     $  2.50
                                                           ---------------------------------------------
Income from investment operations a:
   Net investment income b ............................             0.07             0.10        0.07
   Net realized and unrealized gains (losses) .........             0.17             0.36        0.15
                                                           ---------------------------------------------
Total from investment operations ......................             0.24             0.46        0.22
                                                           ---------------------------------------------
Less distributions from:
   Net investment income ..............................            (0.08)           (0.10)      (0.05)
   Net realized gains .................................            (0.01)           (0.01)         -- h
                                                           ---------------------------------------------
Total distributions ...................................            (0.09)           (0.11)      (0.05)
                                                           ---------------------------------------------
Redemption fees .......................................               -- e             -- e        -- e
                                                           ---------------------------------------------
Net asset value, end of period ........................         $   3.17         $   3.02     $  2.67
                                                           ---------------------------------------------

Total return c ........................................             7.84%           17.65%       9.10%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .....             1.23% f          1.35% f     1.51% f
Expenses net of waiver and payments by affiliates .....             1.20% f          1.20% f     1.20% f
Net investment income .................................             4.27%            3.61%       3.76%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................         $503,500         $330,576     $83,674
Portfolio turnover rate ...............................             7.04%           21.22%       5.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period July 1, 2005 (commencement of operations) to March 31, 2006.

h The Fund made a capital gain distribution of $(0.0012).


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                           -----------------------------------------------
                                                            SIX MONTHS ENDED
                                                           SEPTEMBER 30, 2007      YEAR ENDED MARCH 31,
                                                               (UNAUDITED)            2007       2006 g
                                                           -----------------------------------------------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $   3.02          $   2.67      $  2.50
                                                           -----------------------------------------------
Income from investment operations a
   Net investment income b ............................             0.06              0.09         0.06
   Net realized and unrealized gains (losses) .........             0.17              0.36         0.16
                                                           -----------------------------------------------
Total from investment operations ......................             0.23              0.45         0.22
                                                           -----------------------------------------------
Less distributions from:
   Net investment income ..............................            (0.07)            (0.09)       (0.05)
   Net realized gains .................................            (0.01)            (0.01)          -- h
                                                           -----------------------------------------------
Total distributions ...................................            (0.08)            (0.10)       (0.05)
                                                           -----------------------------------------------
Redemption fees .......................................               -- e              -- e         -- e
                                                           -----------------------------------------------
Net asset value, end of period ........................         $   3.17           $  3.02       $ 2.67
                                                           ===============================================

Total return c ........................................             7.66%            17.26%        8.89%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .....             1.63% f           1.75% f      1.91% f
Expenses net of waiver and payments by affiliates .....             1.60% f           1.60% f      1.60% f
Net investment income .................................            3 .87%             3.21%        3.36%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................         $330,019          $216,391      $42,794
Portfolio turnover rate ...............................             7.04%            21.22%        5.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period July 1, 2005 (commencement of operations) to March 31, 2006.

h The Fund made a capital gain distribution of $(0.0012).


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                           -----------------------------------------------
                                                            SIX MONTHS ENDED
                                                           SEPTEMBER 30, 2007      YEAR ENDED MARCH 31,
                                                               (UNAUDITED)           2007        2006 g
                                                           -----------------------------------------------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $  3.02            $  2.67      $  2.50
                                                           -----------------------------------------------
Income from investment operations a:
   Net investment income b ............................            0.06               0.10         0.06
   Net realized and unrealized gains (losses) .........            0.18               0.35         0.16
                                                           -----------------------------------------------
Total from investment operations ......................            0.24               0.45         0.22
                                                           -----------------------------------------------
Less distributions from:
   Net investment income ..............................           (0.07)             (0.09)       (0.05)
   Net realized gains .................................           (0.01)             (0.01)          -- h
                                                           -----------------------------------------------
Total distributions ...................................           (0.08)             (0.10)       (0.05)
                                                           -----------------------------------------------
Redemption fees .......................................              -- e               -- e         -- e
                                                           -----------------------------------------------
Net asset value, end of period ........................         $  3.18            $  3.02      $  2.67
                                                           ===============================================

Total return c ........................................            7.74%             17.22%        8.92%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .....            1.48% f            1.60% f      1.76% f
Expenses net of waiver and payments by affiliates .....            1.45% f            1.45% f      1.45% f
Net investment income .................................            4.02%              3.36%        3.51%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................         $   862            $   425      $   395
Portfolio turnover rate ...............................            7.04%             21.22%        5.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period July 1, 2005 (commencement of operations) to March 31, 2006.

h The Fund made a capital gain distribution of $(0.0012).


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                           -----------------------------------------------
                                                            SIX MONTHS ENDED
                                                           SEPTEMBER 30, 2007      YEAR ENDED MARCH 31,
                                                               (UNAUDITED)           2007        2006 g
                                                           -----------------------------------------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $   3.03           $  2.67      $  2.50
                                                           -----------------------------------------------
Income from investment operations a:
   Net investment income b ............................             0.07              0.11         0.08
   Net realized and unrealized gains (losses) .........             0.17              0.37         0.15
                                                           -----------------------------------------------
Total from investment operations ......................             0.24              0.48         0.23
                                                           -----------------------------------------------
Less distributions from:
   Net investment income ..............................            (0.08)            (0.11)       (0.06)
   Net realized gains .................................            (0.01)            (0.01)          -- h
                                                           -----------------------------------------------
Total distributions ...................................            (0.09)            (0.12)       (0.06)
                                                           -----------------------------------------------
Redemption fees .......................................               -- e              -- e         -- e
                                                           -----------------------------------------------
Net asset value, end of period ........................         $   3.18           $  3.03      $  2.67
                                                           ===============================================

Total return c ........................................             7.94%            18.28%        9.24%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .....             0.98% f           1.10% f      1.26% f
Expenses net of waiver and payments by affiliates .....             0.95% f           0.95% f      0.95% f
Net investment income .................................             4.52%             3.86%        4.01%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................         $ 10,462           $ 3,550      $ 1,259
Portfolio turnover rate ...............................             7.04%            21.22%        5.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period July 1, 2005 (commencement of operations) to March 31, 2006.

h The Fund made a capital gain distribution of $(0.0012).


20 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                               INDUSTRY                        SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 86.7%
    COMMON STOCKS 56.5%
    AUSTRALIA 0.7%
    Billabong International Ltd. ......................     Textiles, Apparel & Luxury Goods            98,440        $   1,309,104
    National Australia Bank Ltd. ......................             Commercial Banks                   128,662            4,535,664
                                                                                                                      --------------
                                                                                                                          5,844,768
                                                                                                                      --------------
    AUSTRIA 0.7%
    Telekom Austria AG ................................  Diversified Telecommunication Services        239,630            6,270,862
                                                                                                                      --------------
    CANADA 0.3%
    BCE Inc. ..........................................  Diversified Telecommunication Services         69,678            2,795,668
                                                                                                                      --------------
    CHINA 0.5%
    Travelsky Technology Ltd., H ......................               IT Services                    4,133,000            4,428,338
                                                                                                                      --------------
    EGYPT 0.5%
    Egyptian Mobile Services ..........................   Wireless Telecommunication Services          138,977            4,648,237
                                                                                                                      --------------
    FINLAND 0.7%
    Stora Enso OYJ, R .................................         Paper & Forest Products                114,590            2,232,274
    UPM-Kymmene OYJ ...................................         Paper & Forest Products                143,550            3,471,994
                                                                                                                      --------------
                                                                                                                          5,704,268
                                                                                                                      --------------
    FRANCE 4.4%
    France Telecom SA .................................  Diversified Telecommunication Services        314,060           10,520,724
    Sanofi-Aventis ....................................             Pharmaceuticals                    105,460            8,930,544
    Total SA, B .......................................       Oil, Gas & Consumable Fuels              103,630            8,426,800
    Vivendi SA ........................................                  Media                         214,390            9,049,951
                                                                                                                      --------------
                                                                                                                         36,928,019
                                                                                                                      --------------
    GERMANY 2.9%
    Bayerische Motoren Werke AG .......................               Automobiles                      155,470           10,054,810
    Deutsche Post AG ..................................         Air Freight & Logistics                270,100            7,842,460
    E.ON AG ...........................................            Electric Utilities                   19,710            3,638,074
    Siemens AG ........................................         Industrial Conglomerates                18,570            2,548,958
                                                                                                                      --------------
                                                                                                                         24,084,302
                                                                                                                      --------------
    HONG KONG 3.4%
    Bank of East Asia Ltd. ............................             Commercial Banks                   923,772            5,180,618
    Hopewell Holdings Ltd. ............................      Transportation Infrastructure           2,018,000            9,629,980
    Hutchison Whampoa Ltd. ............................         Industrial Conglomerates               298,000            3,187,197
  a RREEF China Commercial Trust ......................   Real Estate Management & Development       9,857,000            4,551,657
    Yue Yuen Industrial Holdings Ltd. .................     Textiles, Apparel & Luxury Goods         2,031,000            6,073,838
                                                                                                                      --------------
                                                                                                                         28,623,290
                                                                                                                      --------------
    ITALY 4.6%
    Eni SpA ...........................................       Oil, Gas & Consumable Fuels              290,658           10,773,047
    Intesa Sanpaolo SpA ...............................             Commercial Banks                   970,170            7,491,974


                                                          Semiannual Report | 21

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                               INDUSTRY                        SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    ITALY (CONTINUED)
    Mediaset SpA ......................................                  Media                         512,759        $   5,294,218
    UniCredito Italiano SpA ...........................             Commercial Banks                 1,805,615           15,449,925
                                                                                                                      --------------
                                                                                                                         39,009,164
                                                                                                                      --------------
    JAPAN 2.3%
    EBARA Corp. .......................................                Machinery                       803,000            3,711,961
    Nintendo Co. Ltd. .................................                 Software                         6,300            3,279,708
    Takeda Pharmaceutical Co. Ltd. ....................             Pharmaceuticals                    108,700            7,646,000
    Tamron Co. Ltd. ...................................       Leisure Equipment & Products             120,300            4,450,901
                                                                                                                      --------------
                                                                                                                         19,088,570
                                                                                                                      --------------
    MEXICO 0.3%
    Telefonos de Mexico SAB de CV (Telmex), L, ADR ....  Diversified Telecommunication Services         66,720            2,193,086
                                                                                                                      --------------
    NETHERLANDS 3.0%
    ING Groep NV ......................................             Capital Markets                    351,820           15,618,870
    Reed Elsevier NV ..................................                  Media                         329,790            6,264,576
    Unilever NV .......................................              Food Products                     112,726            3,480,423
                                                                                                                      --------------
                                                                                                                         25,363,869
                                                                                                                      --------------
    RUSSIA 0.4%
    Mobile TeleSystems, ADR ...........................   Wireless Telecommunication Services           50,890            3,527,186
                                                                                                                      --------------
    SINGAPORE 1.8%
    Singapore Telecommunications Ltd. .................  Diversified Telecommunication Services      4,557,999           12,333,012
    Venture Corp. Ltd. ................................    Electronic Equipment & Instruments          283,000            3,142,963
                                                                                                                      --------------
                                                                                                                         15,475,975
                                                                                                                      --------------
    SOUTH AFRICA 1.5%
    Foschini Ltd. .....................................             Specialty Retail                   437,343            3,301,756
    JD Group Ltd. .....................................             Specialty Retail                   306,721            2,591,708
    Massmart Holdings Ltd. ............................         Food & Staples Retailing               551,821            6,680,048
                                                                                                                      --------------
                                                                                                                         12,573,512
                                                                                                                      --------------
    SOUTH KOREA 1.7%
    Kookmin Bank ......................................             Commercial Banks                    91,509            7,619,084
    Macquarie Korea Infrastructure Fund ...............      Transportation Infrastructure             384,390            2,940,046
    Shinhan Financial Group Co. Ltd. ..................             Commercial Banks                    60,750            3,969,460
                                                                                                                      --------------
                                                                                                                         14,528,590
                                                                                                                      --------------
    SPAIN 1.0%
    Telefonica SA .....................................  Diversified Telecommunication Services        298,741            8,363,058
                                                                                                                      --------------
    TAIWAN 2.4%
    Chunghwa Telecom Co. Ltd., ADR ....................  Diversified Telecommunication Services        465,595            8,604,196
    Compal Electronics Inc. ...........................         Computers & Peripherals              1,697,664            1,919,528
  b Compal Electronics Inc., GDR, 144A ................         Computers & Peripherals                 66,731              360,346


22 | Semiannual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                               INDUSTRY                        SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    TAIWAN (CONTINUED)
    Lite-On Technology Corp. ..........................        Computers & Peripherals               2,176,879        $   3,401,894
    Mega Financial Holding Co. Ltd. ...................            Commercial Banks                  9,038,000            5,705,004
                                                                                                                      --------------
                                                                                                                         19,990,968
                                                                                                                      --------------
    THAILAND 1.7%
    Advanced Info Service Public Co. Ltd., fgn. .......  Wireless Telecommunication Services           881,600            2,263,481
    Bank of Ayudhya Public Co. Ltd. ...................            Commercial Banks                  7,747,700            6,216,243
    Krung Thai Bank Public Co. Ltd., fgn. .............            Commercial Banks                 19,424,000            6,177,144
                                                                                                                      --------------
                                                                                                                         14,656,868
                                                                                                                      --------------
    UNITED KINGDOM 14.6%
    Aviva PLC .........................................               Insurance                        585,540            8,819,328
    BP PLC ............................................      Oil, Gas & Consumable Fuels               744,705            8,648,708
    Centrica PLC ......................................            Multi-Utilities                     251,410            1,957,665
    Compass Group PLC .................................     Hotels, Restaurants & Leisure              690,705            4,268,749
    GlaxoSmithKline PLC ...............................            Pharmaceuticals                     546,496           14,505,346
    HSBC Holdings PLC .................................            Commercial Banks                    814,019           14,888,963
    Kingfisher PLC ....................................            Specialty Retail                  2,055,017            7,519,415
    Old Mutual PLC ....................................               Insurance                      4,468,750           14,659,552
    Pearson PLC .......................................                 Media                          356,540            5,527,033
    Royal Bank of Scotland Group PLC ..................            Commercial Banks                    590,966            6,349,257
    Royal Dutch Shell PLC, B ..........................      Oil, Gas & Consumable Fuels               219,266            9,032,671
    Tesco PLC .........................................        Food & Staples Retailing                545,911            4,907,211
    Vodafone Group PLC ................................  Wireless Telecommunication Services         4,370,445           15,785,978
    Yell Group PLC ....................................                 Media                          770,340            6,763,023
                                                                                                                      --------------
                                                                                                                        123,632,899
                                                                                                                      --------------
    UNITED STATES 7.1%
    Bank of America Corp. .............................            Commercial Banks                    139,230            6,999,092
    Bristol-Myers Squibb Co. ..........................            Pharmaceuticals                     211,490            6,095,142
    General Electric Co. ..............................        Industrial Conglomerates                289,520           11,986,128
    JPMorgan Chase & Co. ..............................     Diversified Financial Services             128,896            5,906,014
    Merck & Co. Inc. ..................................            Pharmaceuticals                     237,846           12,294,260
    Microsoft Corp. ...................................                Software                        256,580            7,558,847
    Pfizer Inc. .......................................            Pharmaceuticals                     366,832            8,961,706
                                                                                                                      --------------
                                                                                                                         59,801,189
                                                                                                                      --------------
    TOTAL COMMON STOCKS
    (COST $434,657,104) ...............................                                                                 477,532,686
                                                                                                                      --------------
    PREFERRED STOCK (COST $1,725,055) 0.6%
    BRAZIL 0.6%
    Companhia Vale do Rio Doce, ADR, pfd., A ..........            Metals & Mining                     172,380            4,904,211
                                                                                                                      --------------


                                                          Semiannual Report | 23

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                        PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES 6.2%
    BERMUDA 0.0% d
    Intelsat Subsidiary Holding Co. Ltd., senior note,
      8.25%, 1/15/13 ........................................................................          300,000        $     306,000
                                                                                                                      --------------
    CANADA 0.2%
    CanWest Media Inc., senior sub. note, 8.00%,
      9/15/12 ...............................................................................          200,000              197,000
  b CanWest Mediaworks LP, senior sub. note, 144A,
      9.25%, 8/01/15 ........................................................................          300,000              304,500
    Novelis Inc., senior note, 7.25%, 2/15/15 ...............................................          600,000              582,000
b,e Quebecor Media Inc., 144A, 7.75%, 3/15/16 ...............................................          200,000              191,750
    Quebecor Media Inc., senior note, 7.75%,
      3/15/16 ...............................................................................          200,000              191,750
                                                                                                                      --------------
                                                                                                                          1,467,000
                                                                                                                      --------------
    FRANCE 0.0% d
    Compagnie Generale de Geophysique-Veritas, senior note,
       7.50%, 5/15/15 .......................................................................          100,000              103,500
       7.75%, 5/15/17 .......................................................................          200,000              207,000
                                                                                                                      --------------
                                                                                                                            310,500
                                                                                                                      --------------
    GERMANY 0.0% d
  b FMC Finance III SA, senior note, 144A, 6.875%,
      7/15/17 ...............................................................................          350,000              350,000
                                                                                                                      --------------
    ICELAND 0.1%
b,f Landsbanki Islands HF, 144A, FRN, 6.205%,
      8/25/09 ...............................................................................          500,000              503,167
                                                                                                                      --------------
    ITALY 0.0% d
  b Wind Acquisition Finance SA, senior note, 144A,
      10.75%, 12/01/15 ......................................................................          100,000              111,250
                                                                                                                      --------------
    JAMAICA 0.0% d
  b Digicel Group Ltd., senior note, 144A, 8.875%,
      1/15/15 ...............................................................................          300,000              282,750
                                                                                                                      --------------
    LUXEMBOURG 0.0% d
    Millicom International Cellular SA, senior note,
      10.00%, 12/01/13 ......................................................................          200,000              213,500
                                                                                                                      --------------
    NETHERLANDS 0.1%
  b Intergen NV, senior secured note, 144A, 9.00%,
      6/30/17 ...............................................................................          500,000              527,500
    NXP BV/NXP Funding LLC, senior secured note,
      7.875%, 10/15/14 ......................................................................          200,000              193,250
                                                                                                                      --------------
                                                                                                                            720,750
                                                                                                                      --------------


24 | Semiannual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                        PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    SOUTH AFRICA 0.2%
b,f Edcon Holdings, 144A, FRN, 10.23%, 6/15/15 ..............................................          200,000   EUR  $     262,402
f,g Edcon Proprietary Ltd., senior secured note, Reg S,
       FRN, 7.98%, 6/15/14 ..................................................................          800,000   EUR      1,063,871
                                                                                                                      --------------
                                                                                                                          1,326,273
                                                                                                                      --------------
    SOUTH KOREA 0.2%
    Kumho Industrial Co. Ltd.,
       5.75%, 8/04/09 .......................................................................      780,000,000   KRW        838,879
       5.75%, 10/23/09 ......................................................................      370,000,000   KRW        396,550
    Woori Capital Co. Ltd., 5.14%, 5/21/08 ..................................................      730,000,000   KRW        793,878
                                                                                                                      --------------
                                                                                                                          2,029,307
                                                                                                                      --------------
    SWITZERLAND 0.1%
  b Petroplus Finance Ltd., senior note, 144A, 6.75%,
      5/01/14 ...............................................................................          500,000              483,750
                                                                                                                      --------------
    UNITED KINGDOM 0.1%
  b Ceva Group PLC, senior note, 144A, 10.00%,
      9/01/14 ...............................................................................          500,000              502,500
  b Ineos Group Holdings PLC, 144A, 8.50%,
      2/15/16 ...............................................................................          500,000              481,250
    Inmarsat Finance II PLC, senior note, zero cpn. to
      11/15/08, 10.375% thereafter, 11/15/12 ................................................          200,000              192,500
                                                                                                                      --------------
                                                                                                                          1,176,250
                                                                                                                      --------------
    UNITED STATES 5.2%
    Aquila Inc., senior note, 9.95%, 2/01/11 ................................................          100,000              109,426
    ARAMARK Corp., senior note, 8.50%, 2/01/15 ..............................................          100,000              102,500
  b Bristow Group Inc., senior note, 144A, 7.50%,
      9/15/17 ...............................................................................          100,000              102,500
    Buckeye Technologies Inc., senior sub. note, 8.00%,
      10/15/10 ..............................................................................          178,000              182,450
    Cablevision Systems Corp., senior note, B, 8.00%,
      4/15/12 ...............................................................................           50,000               48,750
    Case New Holland Inc., senior note, 7.125%,
      3/01/14 ...............................................................................          100,000              103,000
    CCH II LLC, senior note, 10.25%, 9/15/10 ................................................          300,000              308,250
    Chesapeake Energy Corp., senior note,
       7.625%, 7/15/13 ......................................................................           50,000               52,500
       6.25%, 1/15/18 .......................................................................        1,550,000            1,503,500
    Commercial Vehicle Group Inc., senior note, 8.00%,
      7/01/13 ...............................................................................          200,000              190,000
    Copano Energy LLC, senior note, 8.125%,
      3/01/16 ...............................................................................          600,000              613,500
    Crown Americas Inc., senior note, 7.75%,
      11/15/15 ..............................................................................          600,000              622,500
    CSC Holdings Inc., senior deb., 7.625%,
      7/15/18 ...............................................................................          150,000              144,000


                                                          Semiannual Report | 25

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                        PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    UNITED STATES (CONTINUED)
    DaVita Inc., senior sub. note, 7.25%, 3/15/15 ...........................................          200,000        $     201,500
    Dex Media Inc., senior disc. note, zero cpn. to
      11/15/08, 9.00% thereafter, 11/15/13 ..................................................          200,000              189,000
    Dex Media West LLC, senior sub. note, 9.875%,
      8/15/13 ...............................................................................          150,000              160,313
    Dobson Cellular Systems Inc., senior secured note,
      9.875%, 11/01/12 ......................................................................          300,000              325,500
  b Dollar General Corp., senior note, 144A, 10.625%,
      7/15/15 ...............................................................................          600,000              567,000
    DRS Technologies Inc., senior sub. note,
       6.875%, 11/01/13 .....................................................................          100,000              100,500
       7.625%, 2/01/18 ......................................................................          200,000              205,000
    Dynegy Holdings Inc., senior note,
     b 144A, 7.50%, 6/01/15 .................................................................          100,000               97,000
       8.375%, 5/01/16 ......................................................................          200,000              202,000
    EchoStar DBS Corp., senior note,
       6.375%, 10/01/11 .....................................................................          100,000              100,750
       7.125%, 2/01/16 ......................................................................           50,000               51,625
  b Edison Mission Energy, senior note, 144A, 7.00%,
      5/15/17 ...............................................................................          600,000              594,000
    El Paso Corp., senior note, 6.875%, 6/15/14 .............................................          600,000              608,545
  e First Data Corp., Term Loan B-2, 6.50%,
      10/01/14 ..............................................................................        3,500,000            3,368,225
  b Fontainebleau Las Vegas, 144A, 10.25%,
      6/15/15 ...............................................................................          500,000              471,250
    Ford Motor Credit Co. LLC, senior note,
       5.80%, 1/12/09 .......................................................................          250,000              241,538
       9.875%, 8/10/11 ......................................................................          150,000              152,050
    Forest City Enterprises Inc., senior note, 7.625%,
      6/01/15 ...............................................................................          150,000              141,750
    Freeport-McMoRan Copper & Gold Inc., senior note,
      8.375%, 4/01/17 .......................................................................          200,000              219,000
    Freescale Semiconductor Inc., senior note, 8.875%,
      12/15/14 ..............................................................................          500,000              485,000
    Fresenius Medical Care Capital Trust IV, 7.875%,
      6/15/11 ...............................................................................          250,000              260,625
    GMAC LLC,
       7.25%, 3/02/11 .......................................................................        1,750,000            1,697,731
       6.875%, 8/28/12 ......................................................................          250,000              234,733
    Graphic Packaging International Corp., senior note,
      8.50%, 8/15/11 ........................................................................          200,000              204,500
    Greenbrier Cos. Inc., senior note, 8.375%,
      5/15/15 ...............................................................................          200,000              200,500
  b Hawker Beechcraft Acquisition Co., senior note,
      144A, 8.50%, 4/01/15 ..................................................................          300,000              307,500
    HCA Inc.,
       senior note, 6.50%, 2/15/16 ..........................................................        1,100,000              940,500
     b senior secured note, 144A, 9.125%, 11/15/14 ..........................................          500,000              528,750


26 | Semiannual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                        PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    UNITED STATES (CONTINUED)
    Host Marriott LP, senior note,
       K, 7.125%, 11/01/13 ..................................................................          100,000        $     101,250
       M, 7.00%, 8/15/12 ....................................................................          200,000              202,500
    Huntsman International LLC, senior sub. note,
      7.875%, 11/15/14 ......................................................................          250,000              267,500
    Iron Mountain Inc., senior sub. note, 8.75%,
      7/15/18 ...............................................................................          600,000              627,000
    Jarden Corp., senior sub. note, 7.50%, 5/01/17 ..........................................          600,000              583,500
    JohnsonDiversey Inc., senior sub. note, B, 9.625%,
      5/15/12 ...............................................................................          100,000              102,000
    Jostens IH Corp., senior sub. note, 7.625%,
      10/01/12 ..............................................................................          300,000              306,750
    JSG Funding PLC, senior sub. note, 7.75%,
      4/01/15 ...............................................................................          300,000              294,000
    KB Home, senior note, 6.25%, 6/15/15 ....................................................          200,000              171,750
    L-3 Communications Corp., senior sub. note,
       5.875%, 1/15/15 ......................................................................          100,000               96,500
       6.375%, 10/15/15 .....................................................................          100,000               98,750
    Lamar Media Corp., senior sub. note,
       7.25%, 1/01/13 .......................................................................          100,000              101,000
       6.625%, 8/15/15 ......................................................................          500,000              485,000
    Lehman Brothers Holdings Inc., senior note, 6.20%,
      9/26/14 ...............................................................................          600,000              603,221
    Liberty Media Corp., senior note, 5.70%,
      5/15/13 ...............................................................................          200,000              187,846
    LIN Television Corp., senior sub. note, 6.50%,
      5/15/13 ...............................................................................          200,000              195,500
    Lyondell Chemical Co., senior note, 8.00%,
      9/15/14 ...............................................................................          300,000              331,500
  b MacDermid Inc., senior sub. note, 144A, 9.50%,
      4/15/17 ...............................................................................          600,000              582,000
    Mariner Energy Inc., senior note, 7.50%,
      4/15/13 ...............................................................................          200,000              195,000
    Markwest Energy Partners LP, senior note, 6.875%,
      11/01/14 ..............................................................................          300,000              279,000
  b MetroPCS Wireless Inc., senior note, 144A, 9.25%,
      11/01/14 ..............................................................................          500,000              512,500
    MGM MIRAGE, senior note,
       6.625%, 7/15/15 ......................................................................          200,000              190,750
       7.50%, 6/01/16 .......................................................................          100,000               99,875
  b Michaels Stores Inc., senior note, 144A, 10.00%,
      11/01/14 ..............................................................................        1,600,000            1,648,000
    Mirant North America LLC, senior note, 7.375%,
      12/31/13 ..............................................................................          200,000              204,000
    Nalco Co., senior sub. note, 8.875%, 11/15/13 ...........................................          600,000              633,000
    Nortek Inc., senior sub. note, 8.50%, 9/01/14 ...........................................          600,000              523,500
    NRG Energy Inc., senior note, 7.375%, 2/01/16 ...........................................        1,600,000            1,608,000


                                                          Semiannual Report | 27

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                        PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    UNITED STATES (CONTINUED)
  b Outback Steakhouse Inc., senior note, 144A,
      10.00%, 6/15/15 .......................................................................          200,000        $     178,000
    Owens-Brockway Glass Container Inc., senior note,
      6.75%, 12/01/14 .......................................................................          300,000              297,375
    Peabody Energy Corp., senior note,
       7.375%, 11/01/16 .....................................................................          150,000              159,000
       6.875%, 3/15/13 ......................................................................          150,000              152,250
    Pinnacle Entertainment Inc., senior sub. note,
       8.25%, 3/15/12 .......................................................................          100,000              101,750
       8.75%, 10/01/13 ......................................................................          100,000              103,500
    Qwest Communications International Inc.,
      senior note, 7.50%, 2/15/14 ...........................................................          100,000              101,750
    R.H. Donnelley Corp., senior note, 8.875%,
      1/15/16 ...............................................................................        1,600,000            1,638,000
    Radio One Inc., senior sub. note, 6.375%,
      2/15/13 ...............................................................................          300,000              267,000
    RBS Global & Rexnord Corp., senior note, 9.50%,
      8/01/14 ...............................................................................          600,000              624,000
    Rental Service Corp., 9.50%, 12/01/14 ...................................................          600,000              576,000
    Reynolds American Inc., senior secured note,
      7.625%, 6/01/16 .......................................................................          300,000              320,911
    Royal Caribbean Cruises Ltd., senior deb., 7.25%,
      3/15/18 ...............................................................................          200,000              194,898
b,f Sanmina-SCI Corp., senior note,
       144A, FRN, 8.444%, 6/15/14 ...........................................................          400,000              384,000
       8.125%, 3/01/16 ......................................................................          200,000              174,000
    Smithfield Foods Inc., senior note,
       7.75%, 5/15/13 .......................................................................          400,000              410,000
       7.75%, 7/01/17 .......................................................................          200,000              206,000
    Station Casinos Inc., senior sub. note, 6.875%,
      3/01/16 ...............................................................................        1,600,000            1,400,000
    SunGard Data Systems Inc.,
       senior note, 9.125%, 8/15/13 .........................................................          300,000              313,500
       senior sub. note, 10.25%, 8/15/15 ....................................................        1,300,000            1,365,000
    Tenet Healthcare Corp., senior note, 6.375%,
      12/01/11 ..............................................................................          300,000              264,000
  b Tesoro Corp., senior note, 144A, 6.50%,
      6/01/17 ...............................................................................          500,000              498,750
    Toyota Motor Credit Corp., 12.50%, 11/19/07 .............................................       30,000,000   ISK        484,692
    TransDigm Inc., senior sub. note, 7.75%,
      7/15/14 ...............................................................................          300,000              304,500
  b TRW Automotive Inc., senior note, 144A, 7.25%,
      3/15/17 ...............................................................................          600,000              588,000
    TXU Corp., senior note, P, 5.55%, 11/15/14 ..............................................          200,000              162,302
    United Rentals North America Inc., senior sub. note,
      7.75%, 11/15/13 .......................................................................          200,000              207,000
    United Surgical Partners International Inc.,
      senior sub. note, PIK, 9.25%, 5/01/17 .................................................          200,000              201,000


28 | Semiannual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                        PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    UNITED STATES (CONTINUED)
  b Univision Communications Inc., senior note, 144A,
      PIK, 9.75%, 3/15/15 ...................................................................        1,600,000        $   1,568,000
b,f U.S. Oncology Holdings Inc., senior note, 144A,
      FRN, 10.759%, 3/15/12 .................................................................          600,000              537,000
    Vanguard Health Holding Co. II LLC, senior sub.
      note, 9.00%, 10/01/14 .................................................................          600,000              585,000
    Verso Paper Holdings LLC, senior secured note,
      9.125%, 8/01/14 .......................................................................          200,000              207,000
    Williams Cos. Inc.,
       8.75%, 3/15/32 .......................................................................          100,000              115,625
       senior note, 7.625%, 7/15/19 .........................................................          500,000              538,125
    Windstream Corp., senior note, 8.625%, 8/01/16 ..........................................          150,000              160,688
                                                                                                                      --------------
                                                                                                                         43,559,069
                                                                                                                      --------------
    TOTAL CORPORATE BONDS & NOTES
    (COST $52,254,103) ......................................................................                            52,839,566
                                                                                                                      --------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 23.4%
    ARGENTINA 0.9%
    Government of Argentina,
    f,h FRN, 5.475%, 8/03/12 ................................................................       10,585,000            5,926,387
       i GDP Linked Security, 12/15/35 ......................................................        8,355,000            1,090,327
       i GDP Linked Security, 12/15/35 ......................................................        3,945,000   EUR        649,799
                                                                                                                      --------------
                                                                                                                         7,666,513
                                                                                                                      --------------
    AUSTRALIA 0.6%
    New South Wales Treasury Corp., 8.00%, 3/01/08 ..........................................        4,645,000   AUD      4,145,330
    Queensland Treasury Corp., 6.00%, 7/14/09 ...............................................        1,080,000   AUD        948,086
                                                                                                                      --------------
                                                                                                                         5,093,416
                                                                                                                      --------------
    BRAZIL 5.6%
    Nota Do Tesouro Nacional,
       9.762%, 1/01/12 ......................................................................           24,320 j BRL     12,666,695
       9.762%, 1/01/14 ......................................................................            5,000 j BRL      2,560,302
       9.762%, 1/01/17 ......................................................................           31,425 j BRL     15,777,375
     k Index Linked, 6.00%, 5/15/15 .........................................................            2,600 j BRL      2,255,273
     k Index Linked, 6.00%, 5/15/45 .........................................................           15,735 j BRL     13,755,510
                                                                                                                      --------------
                                                                                                                         47,015,155
                                                                                                                      --------------
    CANADA 0.6%
    Government of Canada, 10.00%, 6/01/08 ...................................................        4,715,000   CAD      4,917,544
                                                                                                                      --------------
    EL SALVADOR 0.0% d
  b Government of El Salvador, 144A, 7.65%,
      6/15/35 ...............................................................................          100,000              112,750
                                                                                                                      --------------


                                                          Semiannual Report | 29

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                       PRINCIPAL AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    INDONESIA 3.6%
    Government of Indonesia,
       13.15%, 3/15/10 ......................................................................      500,000,000   IDR  $      60,290
       15.425%, 9/15/10 .....................................................................    1,550,000,000   IDR        199,640
       10.00%, 10/15/11 .....................................................................    3,375,000,000   IDR        381,737
       13.15%, 1/15/12 ......................................................................    2,700,000,000   IDR        338,681
       11.00%, 12/15/12 .....................................................................      100,000,000   IDR         11,797
       14.25%, 6/15/13 ......................................................................   10,805,000,000   IDR      1,446,965
       14.275%, 12/15/13 ....................................................................    2,615,000,000   IDR        353,659
       11.00%, 10/15/14 .....................................................................      980,000,000   IDR        116,876
       9.50%, 6/15/15 .......................................................................    4,937,000,000   IDR        546,947
       10.75%, 5/15/16 ......................................................................    3,050,000,000   IDR        361,812
       10.00%, 7/15/17 ......................................................................    4,156,000,000   IDR        473,483
       11.50%, 9/15/19 ......................................................................    7,315,000,000   IDR        911,756
       11.00%, 11/15/20 .....................................................................   15,000,000,000   IDR      1,800,651
       12.80%, 6/15/21 ......................................................................   24,487,000,000   IDR      3,303,027
       12.90%, 6/15/22 ......................................................................   10,410,000,000   IDR      1,420,378
       10.25%, 7/15/22 ......................................................................    3,500,000,000   IDR        399,004
       11.75%, 8/15/23 ......................................................................   20,415,000,000   IDR      2,582,206
       10.00%, 9/15/24 ......................................................................    4,000,000,000   IDR        443,823
       11.00%, 9/15/25 ......................................................................   34,000,000,000   IDR      4,087,174
       12.00%, 9/15/26 ......................................................................    3,350,000,000   IDR        434,515
       10.25%, 7/15/27 ......................................................................   95,460,000,000   IDR     10,782,990
       9.75%, 5/15/37 .......................................................................    1,750,000,000   IDR        188,231
                                                                                                                      --------------
                                                                                                                         30,645,642
                                                                                                                      --------------
    IRAQ 0.5%
  b Government of Iraq, 144A, 5.80%, 1/15/28 ................................................        7,400,000            4,472,375
                                                                                                                      --------------
    MALAYSIA 2.6%
    Government of Malaysia,
       8.60%, 12/01/07 ......................................................................       39,700,000   MYR     11,746,167
       3.546%, 1/11/08 ......................................................................          830,000   MYR        243,629
       3.569%, 2/14/08 ......................................................................        5,490,000   MYR      1,611,474
       3.17%, 5/15/08 .......................................................................       10,130,000   MYR      2,966,237
       6.45%, 7/01/08 .......................................................................       11,655,000   MYR      3,493,410
       3.917%, 9/30/08 ......................................................................          300,000   MYR         88,503
       7.00%, 3/15/09 .......................................................................        5,780,000   MYR      1,780,223
                                                                                                                      --------------
                                                                                                                         21,929,643
                                                                                                                      --------------
    MEXICO 2.9%
    Government of Mexico,
       8.00%, 12/17/15 ......................................................................          350,000 l MXN      3,217,219
       10.00%, 12/05/24 .....................................................................        1,920,000 l MXN     20,974,178
                                                                                                                      --------------
                                                                                                                         24,191,397
                                                                                                                      --------------


30 | Semiannual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                       PRINCIPAL AMOUNT b        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    NEW ZEALAND 0.1%
    Government of New Zealand, 6.00%, 4/15/15 ...............................................          830,000   NZD  $     616,396
                                                                                                                      --------------
    NORWAY 0.5%
    Government of Norway, 5.50%, 5/15/09 ....................................................       24,200,000   NOK      4,534,089
                                                                                                                      --------------
    PERU 0.6%
    Government of Peru,
       8.60%, 8/12/17 .......................................................................        4,830,000   PEN      1,832,697
       7.84%, 8/12/20 .......................................................................        2,190,000   PEN        801,582
       7.35%, 7/21/25 .......................................................................        2,340,000            2,677,545
                                                                                                                      --------------
                                                                                                                          5,311,824
                                                                                                                      --------------
    POLAND 1.0%
    Government of Poland,
       5.75%, 6/24/08 .......................................................................          350,000   PLN        133,007
       6.00%, 5/24/09 .......................................................................        8,015,000   PLN      3,065,874
       6.25%, 10/24/15 ......................................................................          855,000   PLN        336,240
       5.75%, 9/23/22 .......................................................................       12,550,000   PLN      4,748,828
                                                                                                                      --------------
                                                                                                                          8,283,949
                                                                                                                      --------------
    SLOVAK REPUBLIC 0.1%
    Government of Slovakia, 8.50%, 8/17/10 ..................................................       10,000,000   SKK        466,515
                                                                                                                      --------------
    SUPRANATIONAL 0.6% m
    Inter-American Development Bank, senior note,
      7.50%, 12/05/24 .......................................................................       60,000,000   MXN      4,963,134
                                                                                                                      --------------
    SWEDEN 3.2%
    Government of Sweden,
     n Strip, 6/18/08 .......................................................................       11,000,000   SEK      1,662,582
     n Strip, 9/17/08 .......................................................................       11,000,000   SEK      1,646,500
       6.50%, 5/05/08 .......................................................................       99,700,000   SEK     15,707,574
       5.00%, 1/28/09 .......................................................................       53,650,000   SEK      8,437,483
                                                                                                                      --------------
                                                                                                                         27,454,139
                                                                                                                      --------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $185,949,560) ..................................................................                           197,674,481
                                                                                                                      --------------
    TOTAL LONG TERM INVESTMENTS
       (COST $674,585,822) ..................................................................                           732,950,944
                                                                                                                      --------------


                                                          Semiannual Report | 31

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                       PRINCIPAL AMOUNT b        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 11.7%
    FOREIGN GOVERNMENT SECURITIES 4.0%
    EGYPT 2.7%
  n Egypt Treasury Bill, 9/30/08 ............................................................        8,050,000   EGP  $   1,341,545
  n Egypt Treasury Bills, 10/09/07 - 9/16/08 ................................................      125,875,000   EGP     21,877,695
                                                                                                                      --------------
                                                                                                                         23,219,240
                                                                                                                      --------------
    MALAYSIA 1.2%
  n Malaysia Treasury Bills, 11/01/07 - 6/06/08 .............................................       33,790,000   MYR      9,818,699
                                                                                                                      --------------
    NORWAY 0.1%
  n Norway Treasury Bill, 3/19/08 ...........................................................        3,800,000   NOK        686,446
                                                                                                                      --------------
    TOTAL FOREIGN GOVERNMENT SECURITIES
       (COST $33,084,624) ...................................................................                            33,724,385
                                                                                                                      --------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
       (COST $707,670,446) ..................................................................                           766,675,329
                                                                                                                      --------------

                                                                                                -------------------
                                                                                                       SHARES
                                                                                                -------------------
    MONEY MARKET FUND (COST $64,910,108) 7.7%
    UNITED STATES 7.7%
  o Franklin Institutional Fiduciary Trust Money
       Market Portfolio, 5.08% ..............................................................       64,910,108           64,910,108
                                                                                                                      --------------
    TOTAL SHORT TERM INVESTMENTS
       (COST $97,994,732) ...................................................................                            98,634,493
    TOTAL INVESTMENTS
       (COST $772,580,554) 98.4% ............................................................                           831,585,437
    NET UNREALIZED GAIN ON FORWARD EXCHANGE
       CONTRACTS 0.5% .......................................................................                             4,397,510
    OTHER ASSETS, LESS LIABILITIES 1.1% .....................................................                             8,860,505
                                                                                                                      --------------
    NET ASSETS 100.0% .......................................................................                         $ 844,843,452
                                                                                                                      ==============


32 | Semiannual Report

Templeton Global Investment Trust

--------------------------------------------------------------------------------
    TEMPLETON INCOME FUND
--------------------------------------------------------------------------------

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
ISK - Icelandic Krona
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona
SKK - Slovak Koruna

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
FRN  - Floating Rate Note
GDP  - Gross Domestic Product
GDR  - Global Depository Receipt
PIK  - Payment-In-Kind

a Non-income producing for the twelve months ended September 30, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2007, the aggregate value of these securities was $18,110,540, representing 2.14% of net assets.

c The principal amount is stated in U.S. dollars unless otherwise indicated.

d Rounds to less than 0.1% of net assets.

e See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.

f The coupon rate shown represents the rate at period end.

g Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Board of Trustees. At September 30, 2007, the value of this security was $1,063,871, representing 0.13% of net assets.

h The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

i Securities are linked to the Argentine GDP and do not pay principal over the life of the security or at expiration. Securities entitle the holder to receive only variable income payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or "notional" value of these GDP linked securities.

j Principal amount is stated in 1000 Brazilian Real Units.

k Redemption price at maturity is adjusted for inflation. See Note 1(e).

l Principal amount is stated in 100 Mexican Peso Units.

m A supranational organization is an entity formed by two or more central governments through international treaties.

n The security is traded on a discount basis with no stated coupon rate.

o See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 33

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2007 (unaudited)

                                                                                       ----------------
                                                                                          TEMPLETON
                                                                                         INCOME FUND
                                                                                       ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .................................................    $   707,670,446
      Cost - Sweep Money Fund (Note 7) ............................................         64,910,108
                                                                                       ----------------
      Total cost of investments ...................................................    $   772,580,554
                                                                                       ----------------
      Value - Unaffiliated issuers ................................................        766,675,329
      Value - Sweep Money Fund (Note 7) ...........................................         64,910,108
                                                                                       ----------------
      Total value of investments ..................................................        831,585,437
   Cash ...........................................................................                 17
   Foreign currency, at value (cost $2,068,674) ...................................          2,139,683
   Receivables:
      Capital shares sold .........................................................          7,364,983
      Dividends and interest ......................................................          6,635,848
   Unrealized gain on forward exchange contracts (Note 8) .........................          4,675,236
                                                                                       ----------------
         Total assets .............................................................        852,401,204
                                                                                       ----------------
Liabilities:
   Payables:
      Investment securities purchased .............................................          4,997,302
      Capital shares redeemed .....................................................          1,013,680
      Affiliates ..................................................................          1,088,600
   Unrealized loss on foreign exchange contracts (Note 8) .........................            277,726
   Accrued expenses and other liabilities .........................................            180,444
                                                                                       ----------------
         Total liabilities ........................................................          7,557,752
                                                                                       ----------------
            Net assets, at value ..................................................    $   844,843,452
                                                                                       ================
Net assets consist of:
   Paid-in capital ................................................................    $   772,869,545
   Distributions in excess of net investment income ...............................           (304,607)
   Net unrealized appreciation (depreciation) .....................................         63,579,855
   Accumulated net realized gain (loss) ...........................................          8,698,659
                                                                                       ----------------
            Net assets, at value ..................................................    $   844,843,452
                                                                                       ================


34 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2007 (unaudited)

                                                                                       ----------------
                                                                                          TEMPLETON
                                                                                         INCOME FUND
                                                                                       ----------------
CLASS A:
   Net assets, at value ...........................................................    $   503,500,422
                                                                                       ================
   Shares outstanding .............................................................        158,914,658
                                                                                       ================
   Net asset value per share a ....................................................    $          3.17
                                                                                       ================
   Maximum offering price per share (net asset value per share / 95.75%) ..........    $          3.31
                                                                                       ================
CLASS C:
   Net assets, at value ...........................................................    $   330,019,484
                                                                                       ================
   Shares outstanding .............................................................        104,240,283
                                                                                       ================
   Net asset value and maximum offering price per share a .........................    $          3.17
                                                                                       ================
CLASS R:
   Net assets, at value ...........................................................    $       861,805
                                                                                       ================
   Shares outstanding .............................................................            271,475
                                                                                       ================
   Net asset value and maximum offering price per share a .........................    $          3.18
                                                                                       ================
ADVISOR CLASS:
   Net assets, at value ...........................................................    $    10,461,741
                                                                                       ================
   Shares outstanding .............................................................          3,292,052
                                                                                       ================
   Net asset value and maximum offering price per share ...........................    $          3.18
                                                                                       ================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                         Semiannual Report  |
 The accompanying notes are an integral part of these financial statements. | 35

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the six months ended September 30, 2007 (unaudited)

                                                                                       ----------------
                                                                                          TEMPLETON
                                                                                         INCOME FUND
                                                                                       ----------------
Investment income:
   Dividends: (net of foreign taxes of $911,410)
      Unaffiliated issuers ........................................................    $    10,124,840
      Sweep Money Fund (Note 7) ...................................................            654,752
   Interest (net of foreign taxes of $144,480) ....................................          8,588,997
                                                                                       ----------------
         Total investment income ..................................................         19,368,589
                                                                                       ----------------
Expenses:
   Management fees (Note 3a) ......................................................          2,059,405
   Administrative fees (Note 3b) ..................................................            706,754
   Distribution fees (Note 3c)
      Class A .....................................................................            529,641
      Class C .....................................................................            905,925
      Class R .....................................................................              1,520
   Transfer agent fees (Note 3e) ..................................................            280,113
   Custodian fees (Note 4) ........................................................            199,373
   Reports to shareholders ........................................................             47,141
   Registration and filing fees ...................................................            113,371
   Professional fees ..............................................................             49,709
   Trustees' fees and expenses ....................................................             17,746
   Other ..........................................................................             13,377
                                                                                       ----------------
         Total expenses ...........................................................          4,924,075
                                                                                       ----------------
         Expense reductions (Note 4) ..............................................             (6,036)
         Expenses waived/paid by affiliates (Note 3f) .............................           (129,180)
                                                                                       ----------------
            Net expenses ..........................................................          4,788,859
                                                                                       ----------------
               Net investment income ..............................................         14,579,730
                                                                                       ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................................................          7,398,036
      Foreign currency transactions ...............................................          1,244,790
                                                                                       ----------------
            Net realized gain (loss) ..............................................          8,642,826
                                                                                       ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................................         25,745,470
      Translation of assets and liabilities denominated in foreign currencies .....            280,147
                                                                                       ----------------
            Net change in unrealized appreciation (depreciation) ..................         26,025,617
                                                                                       ----------------
Net realized and unrealized gain (loss) ...........................................         34,668,443
                                                                                       ----------------
Net increase (decrease) in net assets resulting from operations ...................    $    49,248,173
                                                                                       ================


36 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               ------------------------------------
                                                                                                       TEMPLETON INCOME FUND
                                                                                               ------------------------------------
                                                                                                SIX MONTHS ENDED
                                                                                               SEPTEMBER 30, 2007     YEAR ENDED
                                                                                                   (UNAUDITED)      MARCH 31, 2007
                                                                                               ------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................   $       14,579,730   $    9,809,952
      Net realized gain (loss) from investments and foreign currency transactions ..........            8,642,826        4,083,908
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies ...........           26,025,617       32,060,674
                                                                                               ------------------------------------
         Net increase (decrease) in net assets resulting from operations ...................           49,248,173       45,954,534
                                                                                               ------------------------------------
Distributions to shareholders from:
      Net investment income:
         Class A ...........................................................................          (10,685,697)      (5,860,454)
         Class C ...........................................................................           (6,502,220)      (3,007,107)
         Class R ...........................................................................              (14,779)         (13,468)
         Advisor Class .....................................................................             (176,063)         (72,285)
      Net realized gains:
         Class A ...........................................................................           (1,006,081)        (632,697)
         Class C ...........................................................................             (665,043)        (386,856)
         Class R ...........................................................................               (1,211)          (1,498)
         Advisor Class .....................................................................              (13,454)          (6,261)
                                                                                               ------------------------------------
   Total distributions to shareholders .....................................................          (19,064,548)      (9,980,626)
                                                                                               ------------------------------------
   Capital share transactions: (Note 2)
         Class A ...........................................................................          154,716,590      224,515,719
         Class C ...........................................................................          101,943,495      160,314,505
         Class R ...........................................................................              407,351          (31,913)
         Advisor Class .....................................................................            6,645,988        2,046,249
                                                                                               ------------------------------------
   Total capital share transactions ........................................................          263,713,424      386,844,560
                                                                                               ------------------------------------

   Redemption fees .........................................................................                3,292            3,360
                                                                                               ------------------------------------
            Net increase (decrease) in net assets ..........................................          293,900,341      422,821,828
Net assets
   Beginning of period .....................................................................          550,943,111      128,121,283
                                                                                               ------------------------------------
   End of period ...........................................................................   $      844,843,452   $  550,943,111
                                                                                               ====================================
   Undistributed net investment income (distributions in excess of net investment income)
       included in net assets:
   End of period ...........................................................................   $         (304,607)  $    2,494,422
                                                                                               ====================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 37

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Income Fund (the
Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready


38 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                                                          Semiannual Report | 39

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and Estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary.


40 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                                                          Semiannual Report | 41

Templeton Global Investment Trust

TEMPLETON INCOME FUND

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                     ---------------------------------------------------------------
                                           SIX MONTHS ENDED                     YEAR ENDED
                                          SEPTEMBER 30, 2007                  MARCH 31, 2007
                                     ---------------------------------------------------------------
                                        SHARES          AMOUNT            SHARES         AMOUNT
                                     ---------------------------------------------------------------
CLASS A SHARES:
   Shares sold .................      58,105,352    $ 181,753,683       84,458,119    $ 242,408,200
   Shares issued in reinvestment
     of distributions...........       2,674,907        8,355,161        1,421,674        4,031,144
   Shares redeemed .............     (11,407,564)     (35,392,254)      (7,680,104)     (21,923,625)
                                     ---------------------------------------------------------------
   Net increase (decrease) .....      49,372,695    $ 154,716,590       78,199,689    $ 224,515,719
                                     ===============================================================
CLASS C SHARES:
   Shares sold .................      35,315,069    $ 110,638,504       58,305,885    $ 167,605,046
   Shares issued in reinvestment
     of distributions...........       1,556,591        4,858,618          758,887        2,156,507
   Shares redeemed .............      (4,376,391)     (13,553,627)      (3,349,098)      (9,447,048)
                                     ---------------------------------------------------------------
   Net increase (decrease) .....      32,495,269    $ 101,943,495       55,715,674    $ 160,314,505
                                     ===============================================================
CLASS R SHARES:
   Shares sold .................         133,147    $     415,070          105,578    $     308,971
   Shares issued in reinvestment
     of distributions...........           5,050           15,747            5,216           14,599
   Shares redeemed .............          (7,502)         (23,466)        (117,940)        (355,483)
                                     ---------------------------------------------------------------
   Net increase (decrease) .....         130,695    $     407,351           (7,146)   $     (31,913)
                                     ===============================================================
ADVISOR CLASS SHARES:
   Shares sold .................       2,147,458    $   6,734,412          961,037    $   2,774,848
   Shares issued in reinvestment
     of distributions...........          40,167          125,105           20,771           58,599
   Shares redeemed .............         (68,995)        (213,529)        (279,060)        (787,198)
                                     ---------------------------------------------------------------
   Net increase (decrease) .....       2,118,630    $   6,645,988          702,748    $   2,046,249
                                     ===============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                               AFFILIATION
--------------------------------------------------------------------------------
Franklin Global Advisers Limited (TGAL)                  Investment manager
Franklin Advisers, Inc. (Advisers)                       Investment manager
Franklin Templeton Services, LLC (FT Services)           Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)     Principal underwriter
Franklin Templeton Investor Services, LLC (Investor      Transfer agent
   Services)


42 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.625%            Up to and including $500 million
      0.525%            Over $500 million, up to and including $1 billion
      0.475%            Over $1 billion, up to and including $1.5 billion
      0.425%            Over $1.5 billion, up to and including $6.5 billion
      0.400%            Over $6.5 billion, up to and including $11.5 billion
      0.378%            Over $11.5 billion, up to and including $16.5 billion
      0.365%            Over $16.5 billion, up to and including $19.0 billion
      0.355%            Over $19.0 billion, up to and including $21.5 billion
      0.345%            In excess of $21.5 billion

Under a subadvisory agreement, an affiliate of Advisers, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ......................................................        0.25%
Class C ......................................................        0.65%
Class R ......................................................        0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ...............................   $  332,877
Contingent deferred sales charges retained ...................   $   24,999


                                                          Semiannual Report | 43

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended September 30, 2007, the Fund paid transfer agent fees of $280,113, of which $183,257 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TGAL have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through July 31, 2008. Total expenses waived are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After July 31, 2008, FT Services and TGAL may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At September 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ......................................     $  774,871,934
                                                               ===============

Unrealized appreciation ..................................     $   71,498,857
Unrealized depreciation ..................................        (14,785,354)
                                                               ---------------
Net unrealized appreciation (depreciation) ...............     $   56,713,503
                                                               ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2007, aggregated $246,211,782 and $48,568,264, respectively.


44 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At September 30, 2007, the Fund had the following forward exchange contracts outstanding:

--------------------------------------------------------------------------------------------------------
                                                CONTRACT         SETTLEMENT    UNREALIZED    UNREALIZED
                                                AMOUNT a            DATE          GAIN          LOSS
--------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
      28,500,000   Icelandic Krona ........       381,118         10/09/07     $   79,991    $       --
      20,400,000   Indian Rupee ...........       679,208 NZD     10/29/07            670            --
      10,200,000   Indian Rupee ...........       336,667 NZD     10/29/07          2,555            --
     244,000,000   Korean Won .............       262,931         11/13/07          4,163            --
      48,073,500   Japanese Yen ...........       414,034         11/13/07          6,864            --
       1,526,000   Norwegian Krone ........       248,219         11/13/07         34,728            --
         210,000   Canadian Dollar ........       181,976         11/16/07         29,313            --
       1,350,000   Swedish Krona ..........       194,609         11/20/07         15,262            --
     250,000,000   Korean Won .............       267,594         11/26/07          6,217            --
       1,600,000   Norwegian Krone ........       262,183         11/26/07         34,449            --
         300,000   Canadian Dollar ........       260,983         11/26/07         40,893            --
      11,000,000   Norwegian Krone ........     1,811,535         12/03/07        227,687            --
      43,460,000   Japanese Yen ...........       383,475         12/05/07             --        (1,954)
     172,296,000   Japanese Yen ...........     1,529,073         12/06/07             --       (16,362)
       5,572,320   Swedish Krona ..........       793,122         12/07/07         73,535            --
       4,723,600   Norwegian Krone ........       759,019         12/07/07        116,630            --
   5,900,000,000   Korean Won .............     6,292,662         12/21/07        175,785            --
         744,000   Romanian Leu ...........       217,811 EUR     12/27/07          5,206            --
      60,500,000   Icelandic Krona ........       940,463         12/27/07         19,664            --
      49,983,750   Japanese Yen ...........       434,774          1/16/08          6,088            --
     735,000,000   Korean Won .............       795,885          1/18/08         10,557            --
       1,200,000   Singapore Dollar .......       809,007          1/22/08          5,419            --
     202,428,000   Japanese Yen ...........     1,767,313          1/28/08         20,322            --
     226,964,000   Kazakhstan Tenge .......     1,840,000          2/06/08          8,629            --
     260,585,000   Kazakhstan Tenge .......     2,110,000          2/06/08         12,473            --
     129,633,000   Kazakhstan Tenge .......     1,050,000          2/07/08          5,767            --
         800,000   Canadian Dollar ........       734,349          2/19/08         71,128            --
       7,000,000   Swedish Krona ..........     1,041,450          2/21/08         48,498            --
       1,023,450   Malaysian Ringgit ......       300,000          2/26/08          2,183            --
   1,250,000,000   Indonesian Rupiah ......       139,198          2/29/08             --        (4,019)
       1,600,000   Canadian Dollar ........     1,370,919          3/10/08        240,132            --


                                                          Semiannual Report | 45

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

--------------------------------------------------------------------------------------------------------
                                                CONTRACT         SETTLEMENT    UNREALIZED    UNREALIZED
                                                AMOUNT a            DATE          GAIN          LOSS
--------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
          950,000  Swedish Krona ..........          142,741       3/12/08     $    5,214    $        --
        3,100,000  Malaysian Ringgit ......          902,475       3/12/08         13,333             --
        1,600,000  Norwegian Krone ........          278,092       3/12/08         18,022             --
        5,100,000  Swedish Krona ..........          730,868       3/12/08         63,417             --
       44,100,000  Norwegian Krone ........        7,139,619       3/12/08      1,022,020             --
          500,000  Singapore Dollar .......          336,134       3/25/08          4,537             --
        1,480,000  Swedish Krona ..........          216,748       3/28/08         13,788             --
          305,000  Canadian Dollar ........          286,436       3/28/08         20,687             --
        1,700,000  Norwegian Krone ........          286,123       3/28/08         28,395             --
       51,264,586  Swedish Krona ..........        7,702,358       5/07/08        283,706             --
      260,000,000  Korean Won .............          284,153       5/13/08          1,694             --
          415,000  Singapore Dollar .......          279,933       5/13/08          3,548             --
        3,000,000  Malaysian Ringgit ......          903,070       5/15/08             --        (15,110)
       97,360,000  Kazakhstan Tenge .......          800,000       5/30/08             --        (15,429)
      290,640,000  Kazakhstan Tenge .......        2,400,000       6/02/08             --        (58,552)
      550,000,000  Korean Won .............          601,751       6/25/08          3,117             --
      465,393,600  Kazakhstan Tenge .......        3,800,000       7/25/08             --        (68,878)
      100,272,600  Japanese Yen ...........          900,000       8/20/08          3,367             --
      100,611,000  Japanese Yen ...........          900,000       8/20/08          6,416             --
       99,628,200  Japanese Yen ...........          900,000       8/25/08             --         (2,024)
CONTRACTS TO SELL
          321,300  Euro ...................       48,362,076 JPY  12/06/07             --        (34,234)
          744,000  Romanian Leu ...........          226,519 EUR  12/27/07          7,231             --
       35,375,342  Mexican Peso ...........      141,766,682 INR   1/25/08        357,068             --
       28,187,973  Mexican Peso ...........      112,492,562 INR   2/27/08        276,870             --
       14,526,189  Mexican Peso ...........       57,503,373 INR   2/28/08        130,994             --
       67,339,308  Mexican Peso ...........   13,156,754,060 COP   4/22/08        281,886             --
          730,724  Euro ...................        6,701,832 SEK   5/02/08             --           (656)
       35,561,821  Mexican Peso ...........    6,708,026,225 COP   5/06/08         31,155             --
       35,235,411  Mexican Peso ...........        6,678,813 BRL   5/07/08        384,035             --
       35,274,253  Mexican Peso ...........        6,723,003 BRL   5/08/08        403,857             --
        8,607,263  Mexican Peso ...........      399,445,859 CLP   5/16/08          6,071             --
        6,018,330  Mexican Peso ...........      276,068,009 CLP   5/20/08             --         (1,937)
        4,933,350  Mexican Peso ...........      226,317,439 CLP   6/12/08             --           (978)
        8,388,267  Mexican Peso ...........       92,424,021 KZT   6/25/08             --         (8,084)
        8,194,420  Mexican Peso ...........       90,406,581 KZT   6/25/08             --         (6,945)
        5,139,869  Mexican Peso ...........       56,707,151 KZT   6/25/08             --         (4,352)


46 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

------------------------------------------------------------------------------------------------------------
                                                    CONTRACT         SETTLEMENT    UNREALIZED    UNREALIZED
                                                    AMOUNT a            DATE          GAIN          LOSS
------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
       19,713,602   Mexican Peso ..........      3,539,182,947 COP    6/27/08      $       --   $   (72,507)
       17,305,206   Mexican Peso ..........          4,898,239 PEN    6/30/08              --        35,209
        1,809,177   Mexican Peso ..........         82,263,271 CLP    9/15/08              --          (915)
                                                                                   -------------------------
Unrealized gain (loss) on forward exchange contracts                               $4,675,236   $  (277,726)
                                                                                   -------------------------
   Net unrealized gain (loss) on forward exchange contracts                        $4,397,510   $        --
                                                                                   -------------------------

a In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS

BRL    -   Brazilian Real
CLP    -   Chilean Peso
COP    -   Colombian Peso
EUR    -   Euro
INR    -   Indian Rupee
JPY    -   Japanese Yen
KZT    -   Kazakhstan Tenge
NZD    -   New Zealand Dollar
PEN    -   Peruvian Nuevo Sol
SEK    -   Swedish Krona

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.


                                                          Semiannual Report | 47

Templeton Global Investment Trust

TEMPLETON INCOME FUND

10. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (FIN 48), on September 28, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions for open tax years March 31, 2006 - 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


48 | Semiannual Report

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 49

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

                            Franklin Templeton Investments
                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


Not part of the semiannual report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
   Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
   INVESTMENTS       San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON INCOME FUND

INVESTMENT MANAGER
Templeton Global Advisors Limited

SUBADVISOR
Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


425 S2007 11/07


                                [GRAPHIC OMITTED]

                                                    SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    A series of Templeton
                                                    Global Investment Trust

--------------------------------------------------------------------------------
    SEMIANNUAL REPORT AND SHAREHOLDER LETTER              INTERNATIONAL
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                      TEMPLETON BRIC FUND
                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton BRIC Fund .......................................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   10

Financial Highlights and Statement of Investments .........................   12

Financial Statements ......................................................   18

Notes to Financial Statements .............................................   21

Shareholder Information ...................................................   30

--------------------------------------------------------------------------------
Semiannual Report

Templeton BRIC Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton BRIC Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in securities of BRIC companies --those companies that are organized under the laws of, have a principal office in, or whose principal trading market is in Brazil, Russia, India or China (including the People's Republic of China, Hong Kong and Taiwan); or derive 50% or more of their total revenue or profit from, or have 50% or more of their assets in, BRIC countries.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Templeton BRIC Fund covers the period ended September 30, 2007.

PERFORMANCE OVERVIEW

Templeton BRIC Fund - Class A posted a +37.74% cumulative total return for the six months ended September 30, 2007. The Fund's total assets grew rapidly during the period, starting at US$283 million and closing the period at US$638 million. The inflows were systematically invested using our time-tested bottom-up, value-oriented, long-term approach, which often meant that we were buying stocks that were out of favor at the point of purchase and trading at discounts to our assessment of their intrinsic values. Consistent with our strategy, we believe that over the next five years or so, these stocks have the potential for favorable returns. The Fund's cash position had a negative impact on the Fund's relative performance during the period. The Fund under-performed its benchmark, the Morgan Stanley Capital International (MSCI) Brazil, Russia, India, China
(BRIC) Equity Index, which returned +46.03% during the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund's performance data in the Performance Summary beginning on page 8.

1. Source: Standard & Poor's Micropal. The MSCI BRIC Equity Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 14.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 9/30/07

China Region*                                                         36.4%

Brazil                                                                24.2%

Russia                                                                22.6%

India                                                                  9.2%

U.S.                                                                   1.0%

Kazakhstan                                                             0.7%

Ukraine                                                                0.2%

Short-Term Investments & Other Net Assets                              5.7%

*China region includes China, Hong Kong and Taiwan.

ECONOMIC AND MARKET OVERVIEW

BRIC markets outperformed global equity markets during the reporting period. Concerns over increasing U.S. subprime mortgage defaults resulted in tighter lending standards, reduced global liquidity and higher stock market volatility. As a result, some panic selling occurred. Although BRIC companies' exposure to subprime loans was relatively insignificant, they were not immune to the sell-off. In August, the U.S. Federal Reserve Board (Fed) made a surprise 50-basis-point cut in its discount rate, the Fed's interest rate charged to member banks, from 6.25% to 5.75%. This was followed by a 50-basis-point cut in the federal funds target rate in September, to 4.75%, and another discount rate reduction of 25 basis points. The moves helped calm financial markets as the resulting availability of funds supported U.S. corporations. It also appeared to alleviate investor concerns, and from mid-August through period-end the markets appreciated almost as rapidly as they had corrected. Global markets rallied as investors picked up stocks they perceived as being oversold earlier in the year, and BRIC markets rose to record-high levels.

China was one of the strongest markets globally, as investors remained optimistic about the future of Asia's fastest growing economy. Higher corporate earnings, strong commodity demand and prices, robust economic growth and continued integration with the global economy underpinned the heavy flow of investments into China. Moreover, news of the government's plans to allow domestic investors to make purchases in Hong Kong led Hong Kong-listed China H and Red Chip shares to surge as expectations of significant fund inflows from mainland China prompted investors to accumulate related stocks. 2

Brazil and India also recorded strong gains as both markets benefited from accelerating economic growth and significant foreign fund inflows. We believe the implementation of structural reforms has the potential to further benefit both economies. Although the Russian market performed in line with major developed markets, it underperformed its BRIC peers as investors adopted a more cautious view. Key factors for this caution included the coming presidential elections. With President Vladimir Putin nearing the end of his two-year term and unable to stand for a third consecutive term, there is much speculation about who will succeed him and what role, if any, Putin will continue to play in the next government. There were also concerns about Western Europe's growing reliance on Russia for its long-term energy needs, and the reliability of this energy pipeline. Memories of the 2006 row over Russia's manipulation of gas pricing and supplies to Ukraine are still fresh in the minds of many investors. In our view, Russia's strong economic fundamentals and huge supply of natural resources offer good reasons to remain optimistic.

2. "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. "Red Chip" denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.


4 | Semiannual Report

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, we strongly believe in onsite visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

During the six months under review, key markets that contributed significantly to the Fund's absolute performance were Brazil and China. The Fund's investments in India and Russia also had a positive impact on performance. Brazilian and Chinese stocks which made noteworthy contributions included CVRD (Companhia Vale do Rio Doce), Petrobras (Petroleo Brasileiro), CNOOC, PetroChina and Chalco (Aluminum Corporation of China). Both markets continued to benefit from a favorable macroeconomic environment and strong foreign portfolio inflows. Other stocks that recorded notable price appreciation were Steel Authority of India, and Russia's Evraz Group and Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel).

Two sectors that positively impacted the Fund's absolute performance were materials and energy. 3 These sectors benefited primarily from higher commodity prices and growing global demand. In addition to the holdings mentioned above, Sinopec (China Petroleum and Chemical) and Sesa Goa (India) were among the largest contributors from these sectors.

The commercial banks sector also boosted the Fund's absolute performance. Greater demand for financial and banking services in BRIC markets underpinned performance. Banco Bradesco (Brazil) was one of our top performers in the group.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended August 31, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the

TOP 10 EQUITY HOLDINGS
9/30/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
CVRD (Companhia Vale do Rio Doce),
ADR, pfd., A                                                            7.2%
   METALS & MINING, BRAZIL
--------------------------------------------------------------------------------
Petrobras (Petroleo Brasileiro) SA,
ADR, pfd.                                                               6.9%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
--------------------------------------------------------------------------------
Gazprom, ADR                                                            6.1%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H                                                  5.3%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
CNOOC Ltd.                                                              5.3%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Sinopec (China Petroleum and
Chemical Corp.), H                                                      4.4%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Norilsk Nickel (Mining and
Metallurgical Co. Norilsk Nickel), ADR                                  3.7%
   METALS & MINING, RUSSIA
--------------------------------------------------------------------------------
Evraz Group SA                                                          2.7%
   METALS & MINING, RUSSIA
--------------------------------------------------------------------------------
China Telecom Corp. Ltd., H                                             2.5%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, CHINA
--------------------------------------------------------------------------------
Chalco (Aluminum Corp. of China Ltd.)                                   2.4%
   METALS & MINING, CHINA
--------------------------------------------------------------------------------

3. Materials sector holdings are in the chemicals, construction materials, and metals and mining industries in the SOI. Energy sector holdings are in the oil, gas and consumable fuels industry in the SOI.


                                                           Semiannual Report | 5
portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Conversely, some of the Fund's investments hindered our results this reporting period. For example, Kazakhstan's Alliance Bank, Russia's LUKOIL, and China's Baoye Group, an industrial conglomerate involved in construction and property development, fell in value during the reporting period. Although it was a detractor during the six-month period, Alliance Bank is a new Fund holding that we believed was well positioned to benefit from strong economic growth in Kazakhstan. We continued to favor Baoye due to China's robust infrastructure development, while we believed LUKOIL remained attractive as a result of its fundamentals and dominant market position. Other disappointments included Chinese sportswear manufacturer Win Hanverky Holdings, Russian entertainment programmer CTC Media, and Russia's Polyus Gold. We sold Polyus Gold during the period.

The Fund received substantial inflows during the six-month reporting period. This led us to increase our investments in all markets in the Fund's investment universe: Brazil, Russia, China (including Hong Kong-listed H and Red Chip shares) and, to a lesser extent, India.

Because we believed commodity prices were likely to stay at relatively high levels, we increased our investments in the coal, electric utilities, oil and gas, and metals and mining industries. Due to growing global demand for energy and raw materials, we believed companies in related industries could experience higher corporate earnings and, in turn, higher equity prices. Key purchases included CNOOC, China's leading offshore oil and natural gas exploration and production company; China Shenhua Energy, China's largest coal producer; Russia's Gazprom, the world's biggest gas producer; and Brazil's CVRD, one of the top global producers of iron ore and nickel.

Greater demand for consumer products and services also led us to increase our holdings in related companies. This included purchases in automobile manufacturing, insurance, integrated telecommunication services and apparel, accessories and luxury goods companies. With expectations for this trend to continue, we believed these holdings should benefit over the long term. Major investments in these sectors included Brazil's Porto Seguro, a growing multiline insurance company; China Netcom, a leading Chinese broadband and fixed-line telecommunications operator; and China's Dongfeng Motor, one of the country's major commercial and passenger vehicle manufacturers.

According to our analysis, the continued liberalization of the financial sectors in BRIC markets, which has benefited the Fund's results so far in 2007, could continue to unlock hidden value and allow many banks to benefit from the growing financial needs of the region's consumers. In line with our investment


6 | Semiannual Report
strategy, we purchased shares of several banks during the period, including major Russian banks Sberbank and VTB Bank. We also bought shares of Alliance Bank, one of Kazakhstan's largest banks. This was the Fund's initial exposure to Kazakhstan, and at period-end it was the Fund's only Kazakhstan holding. As stated above, we believed that Alliance Bank could be a beneficiary of the country's fast-growing economy.

Thank you for your participation in Templeton BRIC Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]  /s/ Mark Mobius

                 Mark Mobius

[PHOTO OMITTED]  /s/ Dennis Lim

                 Dennis Lim

[PHOTO OMITTED]  /s/ Tom Wu

                 Tom Wu

                 Portfolio Management Team
                 Templeton BRIC Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 9/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------
CLASS A (SYMBOL: TABRX)                          CHANGE    9/30/07    3/31/07
------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$4.69    $ 17.73    $ 13.04
------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1823
------------------------------------------------------------------------------
CLASS C (SYMBOL: TPBRX)                          CHANGE    9/30/07    3/31/07
------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$4.60    $ 17.59    $ 12.99
------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
------------------------------------------------------------------------------
Short-Term Capital Gain             $0.1823
------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------
CLASS A                                        6-MONTH                1-YEAR    INCEPTION (6/1/06)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       +37.74%               +68.95%         +80.60%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   +29.78%               +59.26%         +49.11%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                  $12,978               $15,926         $17,022
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                        2.19%
---------------------------------------------------------------------------------------------------
CLASS C                                        6-MONTH                1-YEAR    INCEPTION (6/1/06)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       +37.26%               +67.97%         +79.05%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   +36.26%               +66.97%         +54.88%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                  $13,626               $16,697         $17,905
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                        2.84%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN BRIC COMPANIES, WHICH ARE LOCATED IN, OR OPERATE IN, EMERGING MARKET COUNTRIES, INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE COMPANIES' SMALLER SIZE, LESSER LIQUIDITY AND THE LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS IN THE COUNTRIES IN WHICH THEY OPERATE. ALL INVESTMENTS IN DEVELOPING MARKETS SHOULD BE CONSIDERED LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                           Semiannual Report | 9

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                               VALUE 4/1/07           VALUE 9/30/07        PERIOD* 4/1/07-9/30/07
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,377.40                  $11.98
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,014.99                  $10.15
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,372.60                  $15.82
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,011.73                  $13.41
-------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 2.00% and C: 2.65%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                                                          Semiannual Report | 11

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON BRIC FUND

                                                                       --------------------------------------
                                                                        SIX MONTHS ENDED
                                                                       SEPTEMBER 30, 2007      YEAR ENDED
CLASS A                                                                    (UNAUDITED)      MARCH 31, 2007 g
                                                                       --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............................   $       13.04        $      10.00
                                                                       --------------------------------------
Income from investment operations a:
   Net investment income (loss) b ..................................            0.09               (0.01)
   Net realized and unrealized gains (losses) ......................            4.78                3.12
                                                                       --------------------------------------
Total from investment operations ...................................            4.87                3.11
                                                                       --------------------------------------
Less distributions from:
   Net investment income ...........................................              --               (0.05)
   Net realized gains ..............................................           (0.18)              (0.02)
                                                                       --------------------------------------
Total distributions ................................................           (0.18)              (0.07)
                                                                       --------------------------------------
Redemption fees ....................................................              -- e                -- e
                                                                       --------------------------------------
Net asset value, end of period .....................................   $       17.73        $      13.04
                                                                       ======================================

Total return c .....................................................           37.74%              31.12%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ..................            2.00%               2.19%
Expenses net of waiver and payments by affiliates ..................            2.00% f             2.15% f
Net investment income (loss) .......................................            1.26%              (0.11)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................................   $     482,163        $    212,714
Portfolio turnover rate ............................................           27.23%              28.98%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period June 1, 2006 (commencement of operations) to March 31, 2007.


12 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

                                                                       --------------------------------------
                                                                        SIX MONTHS ENDED
                                                                       SEPTEMBER 30, 2007      YEAR ENDED
CLASS C                                                                    (UNAUDITED)      MARCH 31, 2007 g
                                                                       --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............................   $       12.99        $      10.00
                                                                       --------------------------------------
Income from investment operations a:
   Net investment income (loss) b ..................................            0.05               (0.09)
   Net realized and unrealized gains (losses) ......................            4.73                3.13
                                                                       --------------------------------------
Total from investment operations ...................................            4.78                3.04
                                                                       --------------------------------------
Less distributions from:
   Net investment income ...........................................              --               (0.03)
   Net realized gains ..............................................           (0.18)              (0.02)
                                                                       --------------------------------------
Total distributions ................................................           (0.18)              (0.05)
                                                                       --------------------------------------
Redemption fees ....................................................              -- e                -- e
                                                                       --------------------------------------
Net asset value, end of period .....................................   $       17.59        $      12.99
                                                                       ======================================

Total return c .....................................................           37.26%              30.44%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ..................            2.65%               2.84%
Expenses net of waiver and payments by affiliates ..................            2.65% f             2.80% f
Net investment income (loss) .......................................            0.61%              (0.76)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................................   $     156,298        $     70,021
Portfolio turnover rate ............................................           27.23%              28.98%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period June 1, 2006 (commencement of operations) to March 31, 2007.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 13

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
     TEMPLETON BRIC FUND                                                   INDUSTRY                      SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 94.3%
     COMMON STOCKS 75.6%
     BRAZIL 5.5%
     AES Tiete SA .......................................      Independent Power Producers &
                                                                        Energy Traders                 141,627,756   $    5,142,022
     Companhia de Bebidas das Americas (AmBev) ..........                 Beverages                         68,010        4,860,507
     Companhia Energetica de Minas Gerais ...............             Electric Utilities                   197,065        4,246,627
     Datasul SA .........................................                  Software                            808           10,315
     Energias do Brasil SA ..............................            Electrical Equipment                  137,285        2,283,590
     Localiza Rent a Car SA .............................                Road & Rail                       496,400        5,064,201
   a Marfrig Frigorificos e Comercio De Alimentos SA ....               Food Products                      254,200        2,634,915
 a,b Marfrig Frigorificos e Comercio De Alimentos SA,
       144A .............................................               Food Products                       79,200          820,949
     Porto Seguro SA ....................................                 Insurance                        168,565        6,474,073
   a Wilson Sons Ltd., IDR ..............................                   Marine                         201,700        2,574,894
 a,b Wilson Sons Ltd., IDR, 144A ........................                   Marine                          79,487        1,014,728
                                                                                                                     ---------------
                                                                                                                         35,126,821
                                                                                                                     ---------------

     CHINA 34.6%
   b Aluminum Corp. of China Ltd., 144A .................                Metals & Mining                   800,000        2,299,841
     Aluminum Corp. of China Ltd., H ....................                Metals & Mining                 4,478,000       12,873,361
     Bank of China Ltd., H ..............................                Commercial Banks                9,127,000        4,883,731
     Baoye Group Co. Ltd., H ............................         Construction & Engineering             2,589,375        3,603,732
     China Construction Bank Corp., H ...................              Commercial Banks                 10,502,000        9,577,421
   c China International Marine Containers (Group)
       Co. Ltd., B ......................................                  Machinery                     3,005,036        6,455,003
     China Netcom Group Corp. (Hong Kong) Ltd. ..........   Diversified Telecommunication Services       1,991,500        5,328,120
     China Petroleum and Chemical Corp., H ..............        Oil, Gas & Consumable Fuels            22,634,000       28,269,027
     China Shenhua Energy Co. Ltd., H ...................        Oil, Gas & Consumable Fuels             2,182,500       13,109,963
     China Shipping Container Lines Co. Ltd., H .........                   Marine                       9,658,150        7,491,031
     China Telecom Corp. Ltd., H ........................   Diversified Telecommunication Services      21,568,000       16,256,903
     China Unicom Ltd. ..................................    Wireless Telecommunication Services           400,000          827,325
     Chiwan Wharf Holdings Ltd., B ......................       Transportation Infrastructure            1,106,950        2,861,899
     CNOOC Ltd. .........................................        Oil, Gas & Consumable Fuels            20,162,000       33,869,370
     Denway Motors Ltd. .................................                 Automobiles                    9,344,000        5,420,504
     Dongfeng Motor Corp., H ............................                 Automobiles                    6,628,000        5,822,822
     Jiangling Motors Corp. Ltd., B .....................                 Automobiles                    2,908,000        4,559,618
     PetroChina Co. Ltd., H .............................        Oil, Gas & Consumable Fuels            17,898,000       33,933,786
     Shanghai Industrial Holdings Ltd. ..................          Industrial Conglomerates                685,000        3,418,634
     Shanghai Prime Machinery Co. Ltd., H ...............                  Machinery                     8,222,000        3,891,846
     Sinotrans Ltd., H ..................................          Air Freight & Logistics               3,126,000        1,913,931
     Travelsky Technology Ltd., H .......................                 IT Services                    4,262,000        4,566,556
   a Win Hanverky Holdings Ltd. .........................      Textiles, Apparel & Luxury Goods          6,740,000        2,288,728
     Yanzhou Coal Mining Co. Ltd., H ....................         Oil, Gas & Consumable Fuels            3,512,000        7,227,778
                                                                                                                     ---------------
                                                                                                                        220,750,930
                                                                                                                     ---------------


14 | Semiannual Report

Templeton Global Investment Trust

-----------------------------------------------------------------------------------------------------------------------------------
     TEMPLETON BRIC FUND                                                   INDUSTRY                      SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     HONG KONG 1.8%
     China Infrastructure Machinery Holdings Ltd. .......                 Machinery                     1,779,000    $    4,118,877
     Far East Consortium International Ltd. .............                Real Estate                       69,351            31,221
     Hopson Development Holdings Ltd. ...................    Real Estate Management & Development         168,000           559,680
     Norstar Founders Group Ltd. ........................               Auto Components                 5,491,000         2,069,424
     Road King Infrastructure Ltd. ......................        Transportation Infrastructure            873,716         1,843,081
     Wasion Meters Group Ltd. ...........................           Electrical Equipment                2,072,000         1,276,602
   b Wasion Meters Group Ltd., 144A .....................           Electrical Equipment                3,116,000         1,919,832
                                                                                                                     ---------------
                                                                                                                         11,818,717
                                                                                                                     ---------------

     INDIA 9.2%
     Ashok Leyland Ltd. .................................                 Machinery                     5,889,000         6,785,862
     Federal Bank Ltd. ..................................             Commercial Banks                    258,132         2,421,533
     Gail India Ltd. ....................................               Gas Utilities                     453,510         4,330,986
     Hero Honda Motors Ltd. .............................                Automobiles                      282,752         5,309,977
     JK Cements Ltd. ....................................          Construction Materials                 272,290         1,231,690
     Karnataka Bank Ltd. ................................             Commercial Banks                    721,782         4,070,261
     Maruti Suzuki India Ltd. ...........................                Automobiles                      100,515         2,533,277
     Oil & Natural Gas Corp. Ltd. .......................        Oil, Gas & Consumable Fuels              503,100        12,151,273
     Sesa Goa Ltd. ......................................              Metals & Mining                     70,397         4,480,576
     Shipping Corp. of India Ltd. .......................                  Marine                       1,305,640         7,291,963
     Steel Authority of India Ltd. ......................              Metals & Mining                    874,565         4,565,776
     Tata Motors Ltd. ...................................                 Machinery                       190,973         3,746,991
                                                                                                                     ---------------
                                                                                                                         58,920,165
                                                                                                                     ---------------

     KAZAKHSTAN 0.7%
 a,b Alliance Bank JSC, GDR, 144A .......................             Commercial Banks                    136,000         1,108,400
 a,d Alliance Bank JSC, GDR, Reg S ......................             Commercial Banks                    433,000         3,528,950
                                                                                                                     ---------------
                                                                                                                          4,637,350
                                                                                                                     ---------------

     RUSSIA 22.6%
   d Evraz Group SA, GDR, Reg S .........................              Metals & Mining                    132,000         8,382,000
   d Evraz Group SA, GDR, Reg S (London Exchange) .......              Metals & Mining                    134,454         8,537,829
     Gazprom, ADR .......................................        Oil, Gas & Consumable Fuels              882,900        38,781,382
     LUKOIL, ADR ........................................        Oil, Gas & Consumable Fuels               12,300         1,019,670
     LUKOIL, ADR (London Exchange) ......................        Oil, Gas & Consumable Fuels              130,500        10,831,500
     Mining and Metallurgical Co. Norilsk Nickel, ADR ...              Metals & Mining                     87,900        23,798,925
     Mobile TeleSystems, ADR ............................    Wireless Telecommunication Services           30,300         2,100,093
     OAO TMK, GDR .......................................        Energy Equipment & Services              279,150        11,068,297
     OGK-5 ..............................................            Electric Utilities                 2,480,367           386,193
   a Pik Group, GDR .....................................          Household Durables                     133,020         3,691,305
     Sberbank RF ........................................             Commercial Banks                  2,620,490        10,927,443
     TGC-5 JSC ..........................................         Independent Power Producers
                                                                        & Energy Traders               81,875,827            92,520
     TNK-BP .............................................         Oil, Gas & Consumable Fuels           2,369,000         4,856,450
   a Unified Energy Systems .............................             Electric Utilities                8,177,000         9,935,055
   a Veropharm ..........................................               Pharmaceuticals                    46,380         1,971,150
   a Vsmpo-Avisma Corp. .................................               Metals & Mining                     6,862         2,147,119


                                                          Semiannual Report | 15

Templeton Global Investment Trust

-----------------------------------------------------------------------------------------------------------------------------------
     TEMPLETON BRIC FUND                                                   INDUSTRY                      SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     RUSSIA (CONTINUED)
   a VTB Bank OJSC, GDR .................................              Commercial Banks                   449,000    $    4,018,550
 a,b VTB Bank OJSC, GDR, 144A ...........................              Commercial Banks                    57,828           517,561
   a Yuzhno-ural Nickel .................................               Metals & Mining                     1,038         1,422,579
                                                                                                                     ---------------
                                                                                                                        144,485,621
                                                                                                                     ---------------

     UKRAINE 0.2%
   a XXI Century Investments Public Ltd. ................    Real Estate Management & Development          35,060         1,027,798
                                                                                                                     ---------------

     UNITED STATES 1.0%
   a CTC Media Inc. .....................................                    Media                        289,100         6,348,636
                                                                                                                     ---------------
     TOTAL COMMON STOCKS (COST $376,226,098) ............                                                               483,116,038
                                                                                                                     ---------------

     PREFERRED STOCKS 18.7%
     BRAZIL 18.7%
     Banco Bradesco SA, ADR, pfd. .......................              Commercial Banks                   413,400        12,141,558
     Companhia Paranaense de Energia-Copel, ADR, pfd. ...        Independent Power Producers
                                                                       & Energy Traders                   370,100         5,903,095
     Companhia Vale do Rio Doce, ADR, pfd., A ...........               Metals & Mining                 1,620,700        46,108,915
     Itausa - Investimentos Itau SA, pfd. ...............              Commercial Banks                   448,862         3,097,711
     Marcopolo SA, pfd. .................................                 Machinery                       472,361         2,262,591
     Petroleo Brasileiro SA, ADR, pfd. ..................         Oil, Gas & Consumable Fuels             676,200        43,750,140
     Unibanco - Uniao de Bancos Brasileiros SA, GDR,
       pfd. .............................................              Commercial Banks                    46,100         6,064,455
                                                                                                                     ---------------
     TOTAL PREFERRED STOCKS (COST $74,063,182) ..........                                                               119,328,465
                                                                                                                     ---------------
     TOTAL LONG TERM INVESTMENTS
       (COST $450,289,280) ..............................                                                               602,444,503
                                                                                                                     ---------------


16 | Semiannual Report

Templeton Global Investment Trust

-----------------------------------------------------------------------------------------------------------------------------------
     TEMPLETON BRIC FUND                                                                          PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENT (COST $33,561,809) 5.3%
     UNITED STATES 5.3%
   e FHLB, 10/01/07 ............................................................................  $     33,573,000   $   33,573,000
                                                                                                                     ---------------
     TOTAL INVESTMENTS (COST $483,851,089) 99.6% ...............................................                        636,017,503

     OTHER ASSETS, LESS LIABILITIES 0.4% .......................................................                          2,443,250
                                                                                                                     ---------------
     NET ASSETS 100.0% .........................................................................                     $  638,460,753
                                                                                                                     ===============

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
GDR  - Global Depository Receipt
IDR  - International Depository Receipt

a Non-income producing for the twelve months ended September 30, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2007, the aggregate value of these securities was $7,681,311, representing 1.20% of net assets.

c See Note 1(d) regarding securities purchased on a when-issued or delayed delivery basis.

d Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2007, the aggregate value of these securities was $20,448,779, representing 3.20% of net assets.

e The security is traded on a discount basis with no stated coupon rate.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2007 (unaudited)

                                                                                        ---------------
                                                                                          TEMPLETON
                                                                                          BRIC FUND
                                                                                        ---------------
Assets:
   Investments in securities:
     Cost ...........................................................................   $  483,851,089
                                                                                        ===============
     Value ..........................................................................   $  636,017,503
   Cash .............................................................................          697,793
   Foreign currency, at value (cost $1,241,634) .....................................        1,256,574
   Receivables:
     Investment securities sold .....................................................        2,123,864
     Capital shares sold ............................................................       13,602,225
     Dividends and interest .........................................................        1,357,025
     Foreign Tax ....................................................................            5,999
                                                                                        ---------------
         Total assets ...............................................................      655,060,983
                                                                                        ---------------
Liabilities:
   Payables:
     Investment securities purchased ................................................       12,939,588
       Capital shares redeemed ......................................................        1,358,117
       Affiliates ...................................................................        1,054,731
   Deferred tax .....................................................................        1,180,776
   Unrealized loss on swap agreements (Note 7) ......................................           42,261
   Accrued expenses and other liabilities ...........................................           24,757
                                                                                        ---------------
         Total liabilities ..........................................................       16,600,230
                                                                                        ---------------
           Net assets, at value .....................................................   $  638,460,753
                                                                                        ===============
Net assets consist of:
   Paid-in capital ..................................................................   $  476,198,082
   Undistributed net investment income ..............................................        2,238,835
   Net unrealized appreciation (depreciation) .......................................      150,976,983
   Accumulated net realized gain (loss) .............................................        9,046,853
                                                                                        ---------------
           Net assets, at value .....................................................   $  638,460,753
                                                                                        ===============
CLASS A:
   Net assets, at value .............................................................   $  482,162,920
                                                                                        ===============
   Shares outstanding ...............................................................       27,201,970
                                                                                        ===============
   Net asset value per share a ......................................................           $17.73
                                                                                        ===============
   Maximum offering price per share (net asset value per share / 94.25%) ............           $18.81
                                                                                        ===============
CLASS C:
   Net assets, at value .............................................................   $  156,297,833
                                                                                        ===============
   Shares outstanding ...............................................................        8,885,236
                                                                                        ===============
   Net asset value and maximum offering price per share a ...........................   $        17.59
                                                                                        ===============


a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the six months ended September 30, 2007 (unaudited)

                                                                                        ---------------
                                                                                           TEMPLETON
                                                                                           BRIC FUND
                                                                                        ---------------
Investment income:
   Dividends (net of foreign taxes of $312,534) .....................................   $    6,439,933
   Interest .........................................................................          392,168
                                                                                        ---------------
       Total investment income ......................................................        6,832,101
                                                                                        ---------------
Expenses:
   Management fees (Note 3a) ........................................................        2,603,579
   Administrative fees (Note 3b) ....................................................          416,572
   Distribution fees (Note 3c)
     Class A ........................................................................          550,760
     Class C ........................................................................          519,024
   Transfer agent fees (Note 3e) ....................................................          236,265
   Custodian fees ...................................................................          108,049
   Reports to shareholders ..........................................................           19,862
   Registration and filing fees .....................................................           31,286
   Professional fees ................................................................           30,781
   Trustees' fees and expenses ......................................................            8,270
   Offering cost ....................................................................            6,826
   Other ............................................................................            3,390
                                                                                        ---------------
       Total expenses ...............................................................        4,534,664
                                                                                        ---------------
       Expense reductions (Note 4) ..................................................           (7,968)
                                                                                        ---------------
         Net expenses ...............................................................        4,526,696
                                                                                        ---------------
           Net investment income ....................................................        2,305,405
                                                                                        ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments (includes foreign tax refund of $5,999) ............................        9,021,546
   Foreign currency transactions ....................................................           33,669
                                                                                        ---------------
           Net realized gain (loss) .................................................        9,055,215
                                                                                        ---------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ....................................................................      129,585,811
     Translation of assets and liabilities denominated in foreign currencies ........           85,260
   Change in deferred taxes on unrealized appreciation ..............................       (1,180,776)
                                                                                        ---------------
           Net change in unrealized appreciation (depreciation) .....................      128,490,295
                                                                                        ---------------
Net realized and unrealized gain (loss) .............................................      137,545,510
                                                                                        ---------------
Net increase (decrease) in net assets resulting from operations .....................   $  139,850,915
                                                                                        ===============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Templeton Global Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   --------------------------------------
                                                                           TEMPLETON BRIC FUND
                                                                   --------------------------------------
                                                                    SIX MONTHS ENDED
                                                                   SEPTEMBER 30, 2007     YEAR ENDED
                                                                     (UNAUDITED)        MARCH 31, 2007 a
                                                                   --------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) ..............................   $        2,305,405   $       (251,093)
     Net realized gain (loss) from investments and foreign
       currency transactions ...................................            9,055,215          5,378,822
     Net change in unrealized appreciation (depreciation) on
       investments, translation of assets and liabilities
       denominated in foreign currencies and deferred taxes ....          128,490,295         22,486,688
                                                                   --------------------------------------
         Net increase (decrease) in net assets resulting from
           operations ..........................................          139,850,915         27,614,417
                                                                   --------------------------------------
   Distributions to shareholders from:
     Net investment income:
       Class A .................................................                   --           (496,890)
       Class C .................................................                   --            (87,817)
     Net realized gain:
       Class A .................................................           (3,304,393)          (174,038)
       Class C .................................................           (1,095,208)           (45,927)
                                                                   --------------------------------------
   Total distribution to shareholders ..........................           (4,399,601)          (804,672)
                                                                   --------------------------------------
   Capital share transactions: (Note 2)
       Class A .................................................          167,287,509        191,362,402
       Class C .................................................           52,981,493         64,559,534
                                                                   --------------------------------------
   Total capital share transactions ............................          220,269,002        255,921,936
                                                                   --------------------------------------

   Redemption fees .............................................                5,963              2,793
                                                                   --------------------------------------

         Net increase (decrease) in net assets .................          355,726,279        282,734,474
Net assets:
   Beginning of period .........................................          282,734,474                 --
                                                                   --------------------------------------
   End of period ...............................................   $      638,460,753   $    282,734,474
                                                                   ======================================
Undistributed net investment income/distributions in excess of net investment income included in net assets:
   End of period ...............................................   $        2,238,835   $        (66,570)
                                                                   ======================================


a For the period June 1, 2006 (commencement of operations) to March 31, 2007.


20 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON BRIC FUND

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton BRIC Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers two classes of shares: Class A and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A.    SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and


                                                          Semiannual Report | 21

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A.    SECURITY VALUATION (CONTINUED)

duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B.    FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


22 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C.    FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D.    SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E.    TOTAL RETURN SWAPS

The Fund may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or paid are recorded as a realized gain or loss. The risks of entering into a total return swap include the unfavorable fluctuation of interest rates or the price of the underlying security or index, as well as the potential inability of the counterparty to fulfill their obligations under the swap agreement.

F.    INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Funds may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.


                                                          Semiannual Report | 23

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F.    INCOME AND DEFERRED TAXES (CONTINED)

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

G.    SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

H.    OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

I.    ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


24 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J.    REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

K.    GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.    SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                        ----------------------------------------------------------
                                             SIX MONTHS ENDED
                                            SEPTEMBER 30, 2007                YEAR ENDED
                                                (UNAUDITED)                 MARCH 31, 2007 a
                                        ----------------------------------------------------------
                                           SHARES         AMOUNT         SHARES        AMOUNT
                                        ----------------------------------------------------------
CLASS A SHARES:
   Shares sold ......................    13,767,609   $ 210,010,870    17,657,078   $ 207,868,507
   Shares issued in reinvestment of
     distributions ..................       210,335       2,942,584        45,781         567,225
   Shares redeemed ..................    (3,085,833)    (45,665,945)   (1,393,000)    (17,073,330)
                                        ----------------------------------------------------------
   Net increase (decrease) ..........    10,892,111   $ 167,287,509    16,309,859   $ 191,362,402
                                        ==========================================================
CLASS C SHARES:
   Shares sold ......................     4,134,942   $  62,375,073     5,661,585   $  67,871,827
   Shares issued in reinvestment of
     distributions ..................        63,629         885,714         8,967         110,825
   Shares redeemed ..................      (705,035)    (10,279,294)     (278,852)     (3,423,118)
                                        ----------------------------------------------------------
   Net increase (decrease) ..........     3,493,536   $  52,981,493     5,391,700   $  64,559,534
                                        ==========================================================

a For the period June 1, 2006 (commencement of operations) to March 31, 2007.


                                                          Semiannual Report | 25

Templeton Global Investment Trust

TEMPLETON BRIC FUND

3.    TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


A.    MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

-----------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-----------------------------------------------------------------------
      1.250%          Up to and including $1 billion
      1.200%          Over $1 billion, up to and including $5 billion
      1.150%          Over $5 billion, up to and including $10 billion
      1.100%          Over $10 billion, up to and including $15 billion
      1.050%          Over $15 billion, up to and including $20 billion
      1.000%          In excess of $20 billion

B.    ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C.    DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A .......................................................        0.35%
Class C .......................................................        1.00%

D.    SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

Sales charges retained net of commissions paid to
  unaffiliated broker/dealers .................................   $ 653,125
Contingent deferred sales charges retained ....................   $  32,225


26 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

3.    TRANSACTIONS WITH AFFILIATES (CONTINUED)

E.    TRANSFER AGENT FEES

For the period ended September 30, 2007, the Fund paid transfer agent fees of $236,265, of which $194,878 was retained by Investor Services.

F.    EXPENSE WAIVER AND REIMBURSEMENTS

FT Services and TAML have agreed in advance to voluntarily waive a portion of their respective fees and to assume payment of other expenses through March 31, 2007. Total expenses waived by FT Services and TAML are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. Effective April 1, 2007, the waiver was discontinued for the Fund.

4.    EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2007, custodian fees were reduced as noted in the Statement of Operations.

5.    INCOME TAXES

At September 30, 2007, the cost of investments, net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments ..................................    $ 484,004,428
                                                          ==============

Unrealized appreciation ..............................    $ 158,657,529
Unrealized depreciation ..............................       (6,644,454)
                                                          --------------
Net unrealized appreciation (depreciation) ...........    $ 152,013,075
                                                          ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.


                                                          Semiannual Report | 27

Templeton Global Investment Trust

TEMPLETON BRIC FUND

6.    INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2007, aggregated $309,022,429 and $112,650,293, respectively.

7.    TOTAL RETURN SWAPS

At September 30, 2007, the Fund had the following total return swaps outstanding:

-----------------------------------------------------------------------------------------------------------------------
                                                                   NOTIONAL       EXPIRATION   UNREALIZED   UNREALIZED
COUNTERPARTY             RECEIVE                  PAY          PRINCIPAL AMOUNT      DATE         GAIN         LOSS
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley   Market linked return of   3-month USD-
                 Localiza Rent A Car       LIBOR minus 3.00%   $        530,366    12/29/08    $       --   $   42,261
                                                                                               ------------------------
Unrealized gain (loss) on total return swaps                                                                $   42,261
                                                                                               ========================

8.    CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. At September 30, 2007, the Fund had 24.2%, 22.6%, 36.4%, and 9.2% of its net assets invested in Brazil, Russia, the China Region (including China, Hong Kong, and Taiwan), and India, respectively.

9.    REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


28 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

9.    REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate

10.   NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (FIN 48), on September 28, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 29

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON BRIC FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


30 | Semiannual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund


STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
   INVESTMENTS       San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON BRIC FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

405 S2007 11/07


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                               SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

                                               A series of Templeton Global
                                               Investment Trust

--------------------------------------------------------------------------------
SEMIANNUAL REPORT AND SHAREHOLDER LETTER       INTERNATIONAL
--------------------------------------------------------------------------------
                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
             TEMPLETON EMERGING MARKETS
                   SMALL CAP FUND

                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        Franklin o TEMPLETON o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ......................................................     1

SEMIANNUAL REPORT

Templeton Emerging Markets Small Cap Fund ...............................     3

Performance Summary .....................................................     9

Your Fund's Expenses ....................................................    12

Financial Highlights and Statement of Investments .......................    14

Financial Statements ....................................................    22

Notes to Financial Statements ...........................................    26

Shareholder Information .................................................    34

--------------------------------------------------------------------------------


Semiannual Report

Templeton Emerging Markets
Small Cap Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Small Cap Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small-cap companies (market capitalization between $100 million and $1 billion) located in emerging market countries, as defined in the Fund's prospectus.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 9/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asia ..................................................................   56.7%
Europe ................................................................   17.8%
Middle East & Africa ..................................................   12.0%
Latin America .........................................................    5.0%
Short-Term Investments & Other Net Assets .............................    8.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Templeton Emerging Markets Small Cap Fund covers the period ended September 30, 2007.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Emerging Markets Small Cap Fund - Class A posted a cumulative total return of +19.50%. The Fund's total assets grew rapidly during the period, starting at US$48 million and closing the period at US$102 million. The inflows were systematically invested into emerging markets using our time-tested bottom-up, value-oriented, long-term approach, which often meant that we were buying stocks that were out of

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                           Semiannual Report | 3
favor at the point of purchase and trading at discounts to our assessment of their intrinsic values. Consistent with our strategy, we believe that over the next five years or so, these stocks have the potential for favorable returns. The high rate of investment inflows during the period resulted in a relatively high average cash position (short-term investments and other net assets) during the period. This had a negative impact on the Fund's relative performance during the period. For comparison, during the same period the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, posted a +31.76% cumulative total return. 1 Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund's performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the six months under review, emerging markets performed well despite some volatility in July and August. In the first few months of the period, many emerging market economies reported positive economic data and experienced strong fund inflows. However, investor confidence was rattled in late July amid concerns of a weaker U.S. housing market and its effects on credit and borrowing conditions. Subsequently, widespread concerns about financial companies' exposure to U.S. subprime mortgages and worldwide tightening of liquidity contributed to significant selling in global stock and bond markets. Although emerging markets companies generally had little exposure to U.S. subprime loans, they were not immune to the global sell-off.

A decision by the U.S. Federal Reserve Board (Fed) to cut the discount rate --the rate at which the Fed lends money to banks -- by 50 basis points, from 6.25% to 5.75%, eventually calmed markets. The availability of funds to American companies alleviated the immediate credit crunch and helped many global markets to rebound. Largely as a result, liquidity improved and markets appreciated almost as rapidly as they corrected.

Regionally, Asian emerging markets were among the top performers as investors remained confident of regional developments. Despite concerns about their economies overheating, China and India outperformed their emerging market counterparts due to substantial foreign fund inflows and strong economic growth momentum. The China H and Red Chip markets rose in value

1. Source: Standard & Poor's Micropal. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


4 | Semiannual Report
due to the Chinese government's plan to allow domestic investors to invest in those markets directly. 2 Gains in those markets were largely driven by investors who accumulated those stocks on expectations of significant fund inflows from mainland China. The Indian market benefited from accelerating economic growth and strong foreign fund inflows.

Despite recording positive returns, many European and African emerging markets underperformed their emerging market peers. Turkey, however, outperformed most global markets amid the country's first interest rate cut in more than a year and the completion of parliamentary and presidential elections during the period. In Latin America, the Brazilian market reached a record high in September largely due to accelerating economic growth, high foreign investment inflows and lower interest rates.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's potential long-term (typically five years) earnings, asset value, cash flow potential, price/earnings ratio, profit margins, liquidation value and other variables. In choosing investments, we strongly believe in onsite visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

During the six months ended September 30, 2007, the Fund's exposure to India, Turkey and Thailand contributed to absolute performance. Investments in Brazil and China also supported performance. Indian stocks that recorded price appreciation included HCL Infosystems, Great Eastern Shipping and Federal Bank.

Other stocks that contributed to performance included Turkey's Vestel Beyaz Esya Sanayi ve Ticaret (sold by period-end), a leading designer and manufacturer of a broad range of large home appliances; Thailand's Delta Electronics, a global leader in the power supply market; Brazil's Marcopolo, the principal manufacturer of bus bodies in Latin America; and Sohu.com, one of China's top Internet portals.

TOP 10 EQUITY HOLDINGS
9/30/07

--------------------------------------------------------------------------------
COMPANY                                                             % OF  TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
HCL Infosystems Ltd.                                                       4.4%
   IT SERVICES, INDIA
--------------------------------------------------------------------------------
Egyptian International Pharmaceutical                                      4.3%
   PHARMACEUTICALS, EGYPT
--------------------------------------------------------------------------------
Bank of Punjab                                                             3.8%
   COMMERCIAL BANKS, PAKISTAN
--------------------------------------------------------------------------------
Ballarpur Industries Ltd.                                                  3.4%
   PAPER & FOREST PRODUCTS, INDIA
--------------------------------------------------------------------------------
PT Panin Life Tbk                                                          3.2%
   INSURANCE, INDONESIA
--------------------------------------------------------------------------------
Selcuk Ecza Deposu                                                         3.0%
   PHARMACEUTICALS, TURKEY
--------------------------------------------------------------------------------
Indus Motor Co. Ltd.                                                       2.8%
   AUTOMOBILES, PAKISTAN
--------------------------------------------------------------------------------
Great Eastern Shipping Co. Ltd.                                            2.4%
   OIL, GAS & CONSUMABLE FUELS, INDIA
--------------------------------------------------------------------------------
Marcopolo SA, pfd.                                                         2.4%
   MACHINERY, BRAZIL
--------------------------------------------------------------------------------
Chiwan Wharf Holdings Ltd., B                                              2.3%
   TRANSPORTATION INFRASTRUCTURE, CHINA
--------------------------------------------------------------------------------

2. "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. "Red Chip" denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.


                                                           Semiannual Report | 5

Sectors that had a positive impact on absolute performance included software and services, materials and transportation. 3 In addition to the holdings discussed previously, E.I.D.-Parry (India), Ballarpur Industries, TNPL (Tamilnadu Newsprint and Papers) and Road King Infrastructure were key contributors to performance in these sectors. Indian paper producers Ballarpur and TNPL also experienced significant price appreciation as they benefited from strong paper demand in India, one of the world's fastest-growing paper markets. We sold our TNPL position by period-end. Road King Infrastructure, one of China's leading toll road investors and operators benefited from the country's rapid economic growth and infrastructure development.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the period under review, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Among the largest detractors from Fund performance during the six months under review were positions in South Africa and Egypt. Fund holdings Lewis Group, Kagiso Media, and Al Arafa Investment and Consulting declined in value during the reporting period. Confident of the fundamentals of Lewis Group and Kagiso, we used the price decline as an opportunity to increase our holdings in those stocks. Al Arafa was a recently initiated position we believed could benefit from growing consumer trends in Egypt and the Middle East region. In terms of industries, investments in media and semiconductors and semiconductor equipment had a negative impact on performance. Kagiso was the only holding in the media industry. Semiconductor companies that experienced price declines during the period included Realtek Semiconductor (sold by period-end) and Sunplus Technology.

During the six months under review, the Fund made significant purchases in Asia, the world's largest emerging markets region. More specifically, we made new investments in Pakistan, India, Indonesia and China, including

3. The software and services sector comprises Internet software and services, IT services, and software in the SOI. The materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI. The transportation sector comprises marine and transportation infrastructure in the SOI.


6 | Semiannual Report
the China H market. Key purchases included Bank of Punjab, a fast-growing Pakistani bank; Ballarpur Industries, a major Indian paper producer; PT Panin Life, an Indonesian insurance company; and Baoye Group, a Chinese industrial conglomerate involved in construction and property development.

The Fund also purchased Egyptian and South African stocks that have the potential to benefit from growing consumer demand in those markets. These companies included EIPICO (Egyptian International Pharmaceutical), Egypt's largest pharmaceuticals company; Al Arafa Investment and Consulting, a prominent Egyptian apparel retailer; and Kagiso Media, a leading South African multimedia company.

In Europe, the Fund added selected stocks from Turkey, Russia and the Czech Republic. The Fund's largest investments in the region included Selcuk Ecza Deposu, a Turkish wholesale pharmaceutical distributor; Russia's Acron, one of the world's largest mineral fertilizer producers; and Pegas Nonwovens, a Czech manufacturer of non-woven textiles used in the personal hygiene industry.

Growing consumer demand remained a prominent theme in the portfolio. We increased the Fund's exposure to the banks sector due to greater demand for financial services and, in our opinion, the potential for restructuring and reforms in emerging markets. 4 In addition, a greater focus on health care in emerging markets could benefit our holdings in the pharmaceuticals and related sectors.

Conversely, we sold some positions in Taiwan, Hong Kong and Thailand as they reached our sell price targets. These sales subsequently reduced investments in the chemicals, electrical equipment, and electronic equipment and instrument industries.

4. The banks sector comprises commercial banks in the SOI.


                                                           Semiannual Report | 7

Thank you for your participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Mark Mobius

                          Mark Mobius

[PHOTO OMITTED]           /s/ Dennis Lim

                          Dennis Lim

[PHOTO OMITTED]           /s/ Tom Wu

                          Tom Wu

                          Portfolio Management Team
                          Templeton Emerging Markets Small Cap Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

Performance Summary as of 9/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: N/A)                                      CHANGE           9/30/07        3/31/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$1.89            $13.39         $11.50
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.0367
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.2784
--------------------------------------------------------------------------------------------------
   TOTAL                                   $0.3151
--------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                                      CHANGE           9/30/07        3/31/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$1.87            $13.33         $11.46
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.0284
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.2784
--------------------------------------------------------------------------------------------------
   TOTAL                                   $0.3068
--------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: N/A)                                      CHANGE           9/30/07        3/31/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$1.89            $13.39         $11.50
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.0310
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.2784
--------------------------------------------------------------------------------------------------
   TOTAL                                   $0.3094
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                                CHANGE           9/30/07        3/31/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$1.90            $13.41         $11.51
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/07-9/30/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.0447
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.2784
--------------------------------------------------------------------------------------------------
   TOTAL                                   $0.3231
--------------------------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                   6-MONTH           INCEPTION (10/2/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                 +19.50%                  +37.66%
--------------------------------------------------------------------------------
Aggregate Total Return 3                  +12.65%                  +29.75%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $11,265                  $12,975
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 5
--------------------------------------------------------------------------------
      Without Waiver                                2.50%
--------------------------------------------------------------------------------
      With Waiver                                   2.15%
--------------------------------------------------------------------------------
CLASS C                                   6-MONTH           INCEPTION (10/2/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                 +19.21%                  +36.88%
--------------------------------------------------------------------------------
Aggregate Total Return 3                  +18.21%                  +35.88%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $11,821                  $13,588
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 5
--------------------------------------------------------------------------------
      Without Waiver                                3.15%
--------------------------------------------------------------------------------
      With Waiver                                   2.80%
--------------------------------------------------------------------------------
CLASS R                                   6-MONTH           INCEPTION (10/2/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                 +19.45%                  +37.52%
--------------------------------------------------------------------------------
Aggregate Total Return 3                  +19.45%                  +37.52%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $11,945                  $13,752
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 5
--------------------------------------------------------------------------------
      Without Waiver                                2.65%
--------------------------------------------------------------------------------
      With Waiver                                   2.30%
--------------------------------------------------------------------------------
ADVISOR CLASS                             6-MONTH           INCEPTION (10/2/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                 +19.66%                  +38.03%
--------------------------------------------------------------------------------
Aggregate Total Return 3                  +19.66%                  +38.03%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $11,966                  $13,803
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 5
--------------------------------------------------------------------------------
      Without Waiver                                2.15%
--------------------------------------------------------------------------------
      With Waiver                                   1.80%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 7/31/08.


10 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKET COUNTRIES INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE, LESSER LIQUIDITY AND LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS. SMALLER-COMPANY STOCKS HAVE HISTORICALLY HAD MORE PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. BECAUSE THE FUND IS NONDIVERSIFIED AND MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, IT MAY BE MORE SENSITIVE TO ECONOMIC, BUSINESS, POLITICAL OR OTHER CHANGES AFFECTING SIMILAR ISSUERS OR SECURITIES. ALL INVESTMENTS IN THE FUND SHOULD BE THOUGHT OF AS LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the period indicated.

3. Aggregate total return represents the change in value of an investment over the period indicated. Since the Fund has existed for less than one year, average annual total returns are not available.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                           VALUE 4/1/07         VALUE 9/30/07      PERIOD* 4/1/07-9/30/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,195.00               $11.64
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,014.25               $10.83
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,192.10               $15.13
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,011.00               $14.08
----------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,194.50               $12.45
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,013.50               $11.58
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,196.60               $ 9.75
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,016.00               $ 9.07
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.15%; C: 2.81%; R: 2.30%; and
Advisor: 1.80%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one half-year period.


                                                          Semiannual Report | 13

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                          --------------------------------------
                                                           SIX MONTHS ENDED
                                                          SEPTEMBER 30, 2007     PERIOD ENDED
CLASS A                                                       (UNAUDITED)      MARCH 31, 2007 g
                                                          --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $ 11.50                $ 10.00
                                                          --------------------------------------
Income from investment operations a:
   Net investment income b ............................           0.09                   0.09
   Net realized and unrealized gains (losses) .........           2.12                   1.43
                                                          --------------------------------------
Total from investment operations ......................           2.21                   1.52
                                                          --------------------------------------
Less distributions from:
   Net investment income ..............................          (0.04)                 (0.02)
   Net realized gains .................................          (0.28)                    --
                                                          --------------------------------------
Total distributions ...................................          (0.32)                 (0.02)
                                                          --------------------------------------
Redemption fees .......................................             -- e                   -- e
                                                          --------------------------------------
Net asset value, end of period ........................        $ 13.39                $ 11.50
                                                          ======================================

Total return c ........................................          19.50%                 15.19%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .....           2.39%                  2.82%
Expenses net of waiver and payments by affiliates .....           2.15% f                2.15% f
Net investment income .................................           1.40%                  1.54%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................        $73,637                $37,774
Portfolio turnover rate ...............................          47.42%                 50.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period October 2, 2006 (commencement of operations) to March 31, 2007.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                          --------------------------------------
                                                           SIX MONTHS ENDED
                                                          SEPTEMBER 30, 2007    PERIOD ENDED
CLASS C                                                       (UNAUDITED)      MARCH 31, 2007 g
                                                          --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $ 11.46                 $10.00
                                                          --------------------------------------
Income from investment operations a:
   Net investment income b ............................           0.05                   0.04
   Net realized and unrealized gains (losses) .........           2.13                   1.43
                                                          --------------------------------------
Total from investment operations ......................           2.18                   1.47
                                                          --------------------------------------
Less distributions from:
   Net investment income ..............................          (0.03)                 (0.01)
   Net realized gains .................................          (0.28)                    --
                                                          --------------------------------------
Total distributions ...................................          (0.31)                 (0.01)
                                                          --------------------------------------
Redemption fees .......................................             -- e                   -- e
                                                          --------------------------------------
Net asset value, end of period ........................        $ 13.33                 $11.46
                                                          ======================================

Total return c ........................................          19.21%                 14.82%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .....           3.04%                  3.47%
Expenses net of waiver and payments by affiliates .....           2.80% f                2.80% f
Net investment income .................................           0.75%                  0.89%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................        $24,378                 $8,196
Portfolio turnover rate ...............................          47.42%                 50.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period October 2, 2006 (commencement of operations) to March 31, 2007.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                          --------------------------------------
                                                           SIX MONTHS ENDED
                                                          SEPTEMBER 30, 2007    PERIOD ENDED
CLASS R                                                       (UNAUDITED)      MARCH 31, 2007 g
                                                          --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $11.50                 $10.00
                                                          --------------------------------------
Income from investment operations a:
   Net investment income b ............................           0.08                   0.06
   Net realized and unrealized gains (losses) .........           2.12                   1.45
                                                          --------------------------------------
Total from investment operations ......................           2.20                   1.51
                                                          --------------------------------------
Less distributions from:
   Net investment income ..............................          (0.03)                 (0.01)
   Net realized gains .................................          (0.28)                    --
                                                          --------------------------------------
Total distributions ...................................          (0.31)                 (0.01)
                                                          --------------------------------------
Redemption fees .......................................             -- e                   -- e
                                                          --------------------------------------
Net asset value, end of period ........................         $13.39                 $11.50
                                                          ======================================

Total return c ........................................          19.45%                 15.13%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .....           2.54%                  2.97%
Expenses net of waiver and payments by affiliates .....           2.30% f                2.30% f
Net investment income .................................           1.25%                  1.39%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................         $  230                 $  197
Portfolio turnover rate ...............................          47.42%                 50.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period October 2, 2006 (commencement of operations) to March 31, 2007.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                           SIX MONTHS ENDED
                                                          SEPTEMBER 30, 2007    PERIOD ENDED
ADVISOR CLASS                                                 (UNAUDITED)      MARCH 31, 2007 g
                                                          --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................               $11.51           $10.00
                                                          --------------------------------------
Income from investment operations a:
   Net investment income b ............................                 0.11             0.11
   Net realized and unrealized gains (losses) .........                 2.11             1.42
                                                          --------------------------------------
Total from investment operations                                        2.22             1.53
                                                          --------------------------------------
Less distributions from:
   Net investment income ..............................                (0.04)           (0.02)
   Net realized gains .................................                (0.28)              --
                                                          --------------------------------------
Total distributions ...................................                (0.32)           (0.02)
                                                          --------------------------------------
Redemption fees .......................................                   -- e             -- e
                                                          --------------------------------------
Net asset value, end of period ........................               $13.41           $11.51
                                                          ======================================

Total return c ........................................                19.66%           15.35%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .....                 2.04%            2.47%
Expenses net of waiver and payments by affiliates .....                 1.80% f          1.80% f
Net investment income .................................                 1.75%            1.89%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................               $3,390           $1,402
Portfolio turnover rate ...............................                47.42%           50.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period October 2, 2006 (commencement of operations) to March 31, 2007.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2007 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON EMERGING MARKETS SMALL CAP FUND                               INDUSTRY                      SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 91.5%
    COMMON STOCKS 89.1%
    ARGENTINA 0.9%
  a Ultrapetrol (Bahamas) Ltd. ..........................                    Marine                          55,200   $    916,872
                                                                                                                      -------------

    BRAZIL 0.3%
    Datasul SA ..........................................                   Software                         24,400        311,489
                                                                                                                      -------------

    CAMBODIA 1.1%
    NagaCorp Ltd. .......................................        Hotels, Restaurants & Leisure            3,666,000      1,150,569
                                                                                                                      -------------

    CHINA 11.6%
    Baoye Group Co. Ltd., H .............................          Construction & Engineering               986,000      1,372,254
    Beauty China Holdings Ltd. ..........................              Personal Products                  2,000,000      1,655,785
    Beijing Capital Land Ltd. ...........................     Real Estate Management & Development          366,000        328,599
    Chiwan Wharf Holdings Ltd., B .......................        Transportation Infrastructure              892,825      2,308,302
    Hongguo International Holdings Ltd. .................       Textiles, Apparel & Luxury Goods          1,735,000      1,179,478
    SinoCom Software Group Ltd. .........................                 IT Services                     5,318,000      1,094,457
  a Sohu.com Inc. .......................................         Internet Software & Services               43,000      1,621,530
  a SPG Land Holdings Ltd. ..............................     Real Estate Management & Development          728,000        583,378
  a Win Hanverky Holdings Ltd. ..........................       Textiles, Apparel & Luxury Goods          3,484,210      1,183,147
    Yorkey Optical International Cayman Ltd. ............      Electronic Equipment & Instruments         1,616,000        409,485
                                                                                                                      -------------
                                                                                                                        11,736,415
                                                                                                                      -------------

    CZECH REPUBLIC 1.8%
    Pegas Nonwovens SA ..................................       Textiles, Apparel & Luxury Goods             47,800      1,838,767
                                                                                                                      -------------

    EGYPT 6.1%
  a Al Arafa Investment and Consulting Co. ..............               Specialty Retail                    729,000      1,100,790
    Egyptian International Pharmaceutical ...............               Pharmaceuticals                     863,500      4,373,521
a,b Ghabbour Auto, 144A .................................                 Automobiles                        47,350        349,564
    Paints & Chemical Industries Co. S.A.E. .............                  Chemicals                         34,688        366,281
                                                                                                                      -------------
                                                                                                                         6,190,156
                                                                                                                      -------------

    HONG KONG 6.0%
    Fairwood Holdings Ltd. ..............................        Hotels, Restaurants & Leisure            1,420,000      1,841,108
    Far East Consortium International Ltd. ..............     Real Estate Management & Development           40,249         18,120
    Geely Automobile Holdings Ltd. ......................                 Automobiles                     2,575,000        308,028
    I.T. Ltd. ...........................................               Specialty Retail                  5,198,000      1,190,109
    Road King Infrastructure Ltd. .......................        Transportation Infrastructure              872,000      1,839,461
    Samson Holding Ltd. .................................              Household Durables                   410,000        116,548
    VTech Holdings Ltd. .................................           Communications Equipment                102,000        754,394
    Wasion Meters Group Ltd. ............................             Electrical Equipment                   24,000         14,787
                                                                                                                      -------------
                                                                                                                         6,082,555
                                                                                                                      -------------

    HUNGARY 2.0%
  a Ablon Group Ltd. ....................................     Real Estate Management & Development          272,000      1,433,333
    Egis Nyrt ...........................................               Pharmaceuticals                       4,862        635,153
                                                                                                                      -------------
                                                                                                                         2,068,486
                                                                                                                      -------------

    INDIA 14.6%


18 | Semiannual Report

Templeton Global Investment Trust

-----------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON EMERGING MARKETS SMALL CAP FUND                                INDUSTRY                     SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    Allahabad Bank Ltd. .................................                Commercial Banks                   128,000   $    347,110
    Ballarpur Industries Ltd. ...........................            Paper & Forest Products                989,000      3,426,339
    E.I.D. - Parry (India) Ltd. .........................                   Chemicals                       389,881      1,537,012
    Federal Bank Ltd. ...................................                Commercial Banks                   176,138      1,652,348
    Great Eastern Shipping Co. Ltd. .....................          Oil, Gas & Consumable Fuels              282,526      2,403,181
    HCL Infosystems Ltd. ................................                  IT Services                      786,591      4,456,556
    JK Cements Ltd. .....................................             Construction Materials                135,186        611,507
    Tata Investment Corp. Ltd. ..........................                Capital Markets                     25,927        378,805
                                                                                                                      -------------
                                                                                                                        14,812,858
                                                                                                                      -------------

    INDONESIA 4.3%
    PT Bank Internasional Indonesia Tbk .................                Commercial Banks                42,050,000      1,080,563
  a PT Panin Life Tbk ...................................                   Insurance                   157,569,500      3,290,954
                                                                                                                      -------------
                                                                                                                         4,371,517
                                                                                                                      -------------

    ISRAEL 0.6%
  a Taro Pharmaceutical Industries Ltd. .................                Pharmaceuticals                     85,100        646,760
                                                                                                                      -------------

    OMAN 1.5%
  a Oman's Galfar Engineering & Contracting Ltd. ........          Energy Equipment & Services               37,781         58,925
    Ominvest ............................................                Capital Markets                  1,000,140      1,455,884
                                                                                                                      -------------
                                                                                                                         1,514,809
                                                                                                                      -------------

    PAKISTAN 8.0%
  a Bank of Punjab ......................................               Commercial Banks                  2,304,000      3,872,907
    Indus Motor Co. Ltd. ................................                  Automobiles                      514,300      2,796,952
    Pakistan State Oil Co. Ltd. .........................          Oil, Gas & Consumable Fuels              244,900      1,455,153
                                                                                                                      -------------
                                                                                                                         8,125,012
                                                                                                                      -------------

    PANAMA 1.5%
    Banco Latinoamericano de Exportaciones SA, E ........                Commercial Banks                    83,730      1,522,211
                                                                                                                      -------------

    POLAND 2.1%
  a Automotive Components Europe SA .....................                Auto Components                     66,000        486,596
  a Techmex SA ..........................................       Electronic Equipment & Instruments          111,582      1,709,470
                                                                                                                      -------------
                                                                                                                         2,196,066
                                                                                                                      -------------

    RUSSIA 3.4%
    Acron ...............................................                   Chemicals                        38,000      1,009,069
  a Chelyabinsk Zinc Plant ..............................                Metals & Mining                      6,560        903,640
  a Veropharm ...........................................                Pharmaceuticals                     22,255        945,837
  a Yuzhno-ural Nickel ..................................                Metals & Mining                        436        597,538
                                                                                                                      -------------
                                                                                                                         3,456,084
                                                                                                                      -------------


                                                          Semiannual Report | 19

Templeton Global Investment Trust

-----------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON EMERGING MARKETS SMALL CAP FUND                               INDUSTRY                      SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    SOUTH AFRICA 3.8%
    Kagiso Media Ltd. ...................................                    Media                          994,011   $  2,078,132
    Lewis Group Ltd. ....................................               Specialty Retail                    216,391      1,781,319
                                                                                                                      -------------
                                                                                                                         3,859,451
                                                                                                                      -------------

    SOUTH KOREA 2.8%
    Avista Inc. .........................................       Textiles, Apparel & Luxury Goods             47,080        972,260
    Haatz Inc. ..........................................              Household Durables                    46,402        188,609
    YESCO Co. Ltd. ......................................         Oil, Gas & Consumable Fuels                37,184      1,704,402
                                                                                                                      -------------
                                                                                                                         2,865,271
                                                                                                                      -------------

    TAIWAN 2.7%
    G Shank Enterprise Co. Ltd. .........................                  Machinery                        330,400        587,198
    Merry Electronics Co. Ltd. ..........................              Household Durables                   362,775      1,445,097
    Sunplus Technology Co. Ltd. .........................   Semiconductors & Semiconductor Equipment        357,426        677,943
                                                                                                                      -------------
                                                                                                                         2,710,238
                                                                                                                      -------------

    THAILAND 5.6%
    Delta Electronics (Thailand) Public Co. Ltd., fgn. ..      Electronic Equipment & Instruments         1,948,300      1,193,707
    Glow Energy Public Co. Ltd., fgn. ...................     Independent Power Producers & Energy
                                                                            Traders                       1,006,200      1,027,483
    Hana Microelectronics Public Co. Ltd., fgn. .........      Electronic Equipment & Instruments         1,514,800      1,087,209
    Hemaraj Land & Devevelopment Public Co. Ltd. ........     Real Estate Management & Development       16,390,400        650,356
    Thai Union Frozen Products Ltd., fgn. ...............                Food Products                    1,789,500      1,310,473
    TISCO Bank Public Co. Ltd., fgn. ....................               Consumer Finance                    471,600        429,978
                                                                                                                      -------------
                                                                                                                         5,699,206
                                                                                                                      -------------

    TURKEY 7.4%
    Anadolu Cam Sanayii AS ..............................            Containers & Packaging                 364,616      1,555,735
    Pinar Sut Mamulleri Sanayii AS ......................                Food Products                       93,000        604,847
  a Selcuk Ecza Deposu ..................................               Pharmaceuticals                   1,362,305      3,024,836
  a Tat Konserve Sanayii AS .............................                Food Products                      527,138      1,327,672
    Trakya Cam Sanayii AS ...............................              Building Products                    261,610        979,683
                                                                                                                      -------------
                                                                                                                         7,492,773
                                                                                                                      -------------

    UKRAINE 1.0%
  a XXI Century Investments Public Ltd. .................     Real Estate Management & Development           34,500      1,011,381
                                                                                                                      -------------

    TOTAL COMMON STOCKS (COST $80,669,163) ..............                                                               90,578,946
                                                                                                                      -------------

    PREFERRED STOCK (COST $1,331,922) 2.4%
    BRAZIL 2.4%
    Marcopolo SA, pfd. ..................................                  Machinery                        495,265      2,372,301
                                                                                                                      -------------

    TOTAL LONG TERM INVESTMENTS
     (COST $82,001,085) .................................                                                               92,951,247
                                                                                                                      -------------


20 | Semiannual Report

Templeton Global Investment Trust

-----------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON EMERGING MARKETS SMALL CAP FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENT (COST $6,815,000) 6.7%
    UNITED STATES 6.7%
    Dresdner Bank AG, Time Deposit 5.22%, 10/01/07 .........................................             $6,815,000   $  6,815,000
                                                                                                                      -------------

    TOTAL INVESTMENTS (COST $88,816,085) 98.2% .............................................                            99,766,247
    OTHER ASSETS, LESS LIABILITIES 1.8% ....................................................                             1,868,498
                                                                                                                      -------------

    NET ASSETS 100.0% ......................................................................                          $101,634,745
                                                                                                                      =============

a Non-income producing for the twelve months ended September 30, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2007, the value of this security was $349,564, representing 0.34% of net assets.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2007 (unaudited)

                                                                                                       -----------------
                                                                                                           TEMPLETON
                                                                                                       EMERGING MARKETS
                                                                                                        SMALL CAP FUND
                                                                                                       -----------------
Assets:
   Investments in securities:
      Cost .........................................................................................       $ 88,816,085
                                                                                                       -----------------
      Value ........................................................................................       $ 99,766,247
   Foreign currency, at value (cost $2,803,550) ....................................................          2,800,403
   Receivables:
      Investment securities sold ...................................................................          1,581,809
      Capital shares sold ..........................................................................          1,888,322
      Dividends ....................................................................................            236,541
   Offering costs ..................................................................................                358
                                                                                                       -----------------
         Total assets ..............................................................................        106,273,680
                                                                                                       -----------------
Liabilities:
   Payables:
      Investment securities purchased ..............................................................          3,725,859
      Capital shares redeemed ......................................................................            350,919
      Affiliates ...................................................................................            134,783
   Funds advanced by custodian .....................................................................              9,853
   Deferred tax ....................................................................................            408,194
   Accrued expenses and other liabilities ..........................................................              9,327
                                                                                                       -----------------
         Total liabilities .........................................................................          4,638,935
                                                                                                       -----------------
            Net assets, at value ...................................................................       $101,634,745
                                                                                                       -----------------
Net assets consist of:
   Paid-in capital .................................................................................       $ 88,304,107
   Undistributed net investment income .............................................................            446,332
   Net unrealized appreciation (depreciation) ......................................................         10,539,221
   Accumulated net realized gain (loss) ............................................................          2,345,085
                                                                                                       -----------------
            Net assets, at value ...................................................................       $101,634,745
                                                                                                       =================


22 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2007 (unaudited)

                                                                                                       -----------------
                                                                                                           TEMPLETON
                                                                                                       EMERGING MARKETS
                                                                                                        SMALL CAP FUND
                                                                                                       -----------------
CLASS A:
   Net assets, at value ............................................................................        $73,637,196
                                                                                                       =================
   Shares outstanding ..............................................................................          5,499,961
                                                                                                       =================
   Net asset value per share a .....................................................................        $     13.39
                                                                                                       =================
   Maximum offering price per share (net asset value per share / 94.25%) ...........................        $     14.21
                                                                                                       =================
CLASS C:
   Net assets, at value ............................................................................        $24,377,603
                                                                                                       =================
   Shares outstanding ..............................................................................          1,829,252
                                                                                                       =================
   Net asset value and maximum offering price per share a ..........................................        $     13.33
                                                                                                       =================
CLASS R:
   Net assets, at value ............................................................................        $   229,600
                                                                                                       =================
   Shares outstanding ..............................................................................             17,147
                                                                                                       =================
   Net asset value and maximum offering price per share a ..........................................        $     13.39
                                                                                                       =================
ADVISOR CLASS:
   Net assets, at value ............................................................................        $ 3,390,346
                                                                                                       =================
   Shares outstanding ..............................................................................            252,739
                                                                                                       =================
   Net asset value and maximum offering price per share a ..........................................        $     13.41
                                                                                                       =================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the six months ended September 30, 2007 (unaudited)

                                                                                                       -----------------
                                                                                                           TEMPLETON
                                                                                                       EMERGING MARKETS
                                                                                                        SMALL CAP FUND
                                                                                                       -----------------
Investment income:
   Dividends (net of foreign taxes of $74,690) .....................................................        $ 1,162,027
   Interest ........................................................................................             98,087
                                                                                                       -----------------
         Total investment income ...................................................................          1,260,114
                                                                                                       -----------------
Expenses:
   Management fees (Note 3a) .......................................................................            444,386
   Administrative fees (Note 3b) ...................................................................             71,102
   Distribution fees (Note 3c)
      Class A ......................................................................................             91,887
      Class C ......................................................................................             81,700
      Class R ......................................................................................                537
   Transfer agent fees (Note 3e) ...................................................................             59,068
   Custodian fees (Note 4) .........................................................................             41,512
   Reports to shareholders .........................................................................             22,664
   Registration and filing fees ....................................................................             26,928
   Professional fees ...............................................................................             21,807
   Trustees' fees and expenses .....................................................................              3,098
   Amoritization of offering costs .................................................................             32,707
   Other ...........................................................................................                486
                                                                                                       -----------------
         Total expenses ............................................................................            897,882
         Expense reductions (Note 4) ...............................................................               (552)
         Expenses waived/paid by affiliates (Note 3f) ..............................................            (83,601)
                                                                                                       -----------------
            Net expenses ...........................................................................            813,729
                                                                                                       -----------------
               Net investment income ...............................................................            446,385
                                                                                                       -----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments (net foreign taxes $4,961) .......................................................          2,403,172
      Foreign currency transactions ................................................................            (36,271)
                                                                                                       -----------------
               Net realized gain (loss) ............................................................          2,366,901
                                                                                                       -----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..................................................................................          9,223,689
      Translation of assets and liabilities denominated in foreign currencies ......................            (11,921)
   Change in deferred taxes on unrealized appreciation .............................................           (408,194)
                                                                                                       -----------------
               Net change in unrealized appreciation (depreciation) ................................          8,803,574
                                                                                                       -----------------
Net realized and unrealized gain (loss) ............................................................         11,170,475
                                                                                                       -----------------
Net increase (decrease) in net assets resulting from operations ....................................        $11,616,860
                                                                                                       =================


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            --------------------------------------
                                                                                                 TEMPLETON EMERGING MARKETS
                                                                                                       SMALL CAP FUND
                                                                                            --------------------------------------
                                                                                             SIX MONTHS ENDED
                                                                                            SEPTEMBER 30, 2007     PERIOD ENDED
                                                                                                (UNAUDITED)       MARCH 31, 2007 a
                                                                                            --------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................................   $          446,385    $      193,137
      Net realized gain (loss) from investments and foreign currency transactions .......            2,366,901         1,291,409
      Net change in unrealized appreciation (depreciation) on investments, translation of
         assets and liabilities denominated in foreign currencies, and deferred taxes ...            8,803,574         1,735,647
                                                                                            --------------------------------------
            Net increase (decrease) in net assets resulting from operations .............           11,616,860         3,220,193
                                                                                            --------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ........................................................................             (126,694)          (34,687)
         Class C ........................................................................              (28,825)           (3,651)
         Class R ........................................................................                 (533)             (197)
         Advisor Class ..................................................................               (8,527)           (1,755)
                                                                                            --------------------------------------
      Net realized gains:
         Class A ........................................................................             (961,089)               --
         Class C ........................................................................             (282,565)               --
         Class R ........................................................................               (4,783)               --
         Advisor Class ..................................................................              (53,109)               --
                                                                                            --------------------------------------
   Total distributions to shareholders ..................................................           (1,466,125)          (40,290)
                                                                                            --------------------------------------
   Capital share transactions: (Note 2)
         Class A ........................................................................           28,234,849        35,164,791
         Class C ........................................................................           14,052,833         7,752,698
         Class R ........................................................................                 (104)          172,996
         Advisor Class ..................................................................            1,625,594         1,297,957
                                                                                            --------------------------------------
   Total capital share transactions .....................................................           43,913,172        44,388,442
                                                                                            --------------------------------------

   Redemption fees ......................................................................                1,870               623
                                                                                            --------------------------------------

            Net increase (decrease) in net assets .......................................           54,065,777        47,568,968
Net assets:
   Beginning of period ..................................................................           47,568,968                --
                                                                                            --------------------------------------
   End of period ........................................................................   $      101,634,745    $   47,568,968
                                                                                            ======================================

Undistributed net investment income included in net assets:
   End of period ........................................................................   $          446,332    $      164,526
                                                                                            ======================================

a For the period October 2, 2006 (commencement of operations) to March 31, 2007.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Emerging Markets Small Cap Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Time deposits are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds. These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


26 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                                                          Semiannual Report | 27

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.


28 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                            -------------------------------------------------------
                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 2007              PERIOD ENDED
                                                                    (UNAUDITED)               MARCH 31, 2007 a
                                                            -------------------------------------------------------
                                                              SHARES         AMOUNT        SHARES        AMOUNT
                                                            -------------------------------------------------------
CLASS A SHARES:
   Shares sold ..........................................    3,552,540   $  45,112,147   3,855,022   $  41,488,586
   Shares issued in reinvestment of distributions .......       71,947         859,773       1,824          19,860
   Shares redeemed ......................................   (1,409,604)    (17,737,071)   (571,768)     (6,343,655)
                                                            -------------------------------------------------------
   Net increase (decrease) ..............................    2,214,883   $  28,234,849   3,285,078   $  35,164,791
                                                            -------------------------------------------------------
CLASS C SHARES:
   Shares sold ..........................................    1,204,686   $  15,194,911     751,875   $   8,171,572
   Shares issued in reinvestment of distributions .......       20,013         238,558         236           2,577
   Shares redeemed ......................................     (110,321)     (1,380,636)    (37,237)       (421,451)
                                                            -------------------------------------------------------
   Net increase (decrease) ..............................    1,114,378   $  14,052,833     714,874   $   7,752,698
                                                            -------------------------------------------------------

a For the period October 2, 2006 (commencement of operations) to March 31, 2007.


                                                          Semiannual Report | 29

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                            -------------------------------------------------------
                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 2007              PERIOD ENDED
                                                                    (UNAUDITED)               MARCH 31, 2007 a
                                                            -------------------------------------------------------
                                                              SHARES         AMOUNT        SHARES        AMOUNT
                                                            -------------------------------------------------------
CLASS R SHARES:
   Shares sold ..........................................          562   $       7,300      17,149   $     172,811
   Shares issued in reinvestment of distributions .......          419           5,006          17             185
   Shares redeemed ......................................       (1,000)        (12,410)         --              --
                                                            -------------------------------------------------------
   Net increase (decrease) ..............................          (19)  $        (104)     17,166   $     172,996
                                                            -------------------------------------------------------
ADVISOR CLASS SHARES:
   Shares sold ..........................................      203,365   $   2,572,315     126,243   $   1,347,444
   Shares issued in reinvestment of distributions .......        4,352          52,009          88             963
   Shares redeemed ......................................      (76,733)       (998,730)     (4,576)        (50,450)
                                                            -------------------------------------------------------
   Net increase (decrease) ..............................      130,984   $   1,625,594     121,755   $   1,297,957
                                                            -------------------------------------------------------

a For the period October 2, 2006 (commencement of operations) to March 31, 2007.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Templeton Asset Management, Ltd. (TAML)                   Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)      Principal underwriter
Franklin Templeton Investor Services, LLC (Investor
   Services)                                              Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      1.250%            Up to and including $1 billion
      1.200%            Over $1 billion, up to and including $5 billion
      1.150%            Over $5 billion, up to and including $10 billion
      1.100%            Over $10 billion, up to and including $15 billion
      1.050%            Over $15 billion, up to and including $20 billion
      1.000%            In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.


30 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ...........................................................   0.35%
Class C ...........................................................   1.00%
Class R ...........................................................   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ................................   $ 84,590
Contingent deferred sales charges retained ....................   $ 37,848

E. TRANSFER AGENT FEES

For the period ended September 30, 2007, the Fund paid transfer agent fees of $59,068, of which $37,020 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TAML have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through July 31, 2008. Total expenses waived/paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After July 31, 2008, FT Services and TAML may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.


                                                          Semiannual Report | 31

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

5. INCOME TAXES

At September 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ............................   $ 88,871,122
                                                   -------------

Unrealized appreciation ........................   $ 12,389,240
Unrealized depreciation ........................     (1,494,115)
                                                   -------------
Net unrealized appreciation (depreciation) .....   $ 10,895,125
                                                   =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, offering costs, and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2007, aggregated $69,170,234 and $31,956,181, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.


32 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

8. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (FIN 48), on September 28, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions for open tax year March 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 33

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON EMERGING MARKETS SMALL CAP FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


34 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
   INVESTMENTS       San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholder can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON EMERGING MARKETS SMALL CAP FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


426 S2007 11/07


Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2)   The audit committee financial experts are David W. Niemiec and Frank
           A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.      N/A

Item 5. Audit Committee of Listed Registrants.                N/A

Item 6. Schedule of Investments.    N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Company.   N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers.   N/A

Item 10. Submission of Matters to a Vote of Securities Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST


By /s/JIMMY D. GAMBILL
   -----------------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date November 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date November 27, 2007


By /s/GALEN G. VETTER
  -----------------------------
Galen G. Vetter
Chief Financial Officer
Date November 27, 2007